SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT

                         Date of Report: December 23, 1998

                           Commission File No. 0-15543
                        METAL RECOVERY TECHNOLOGIES INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                                      71-0628061
(State of Incorporation)                    (IRS Employee Identification No.)

   415 East 151st Street
   East Chicago, Indiana                                 46312
(Address of principle executive office)                (Zip Code)

       Registrant's telephone number, including area code: (219) 397-6261

Item 5.         Other Events

On the 2nd December 1998 the Company signed an Asset Purchase and Sale Agreement selling its dezincing assets and patents to a newly formed United Kingdom company, Metals Investment Trust Ltd. A copy of the agreement is attached hereto.

In summary the transaction is as follows:

The assets of Metals Investment Trust Ltd is comprised of the Company's former dezincing technology assets and patents , previously held by the Company's operating subsidiaries Metal Recovery Industries (US) Inc and Zinc Recovery (East Chicago) Inc, plus $3,500,000 of cash. Metals Investment Trust Ltd is owned 50% by the Company and 50% by a group of International Investors.

The $3,500,000 of cash is being utilized by Metals Investment Trust Ltd to finance the engineering upgrade at the East Chicago facility to bring it into commercial operation.

In order for this transaction to be concluded Plenbrick Ltd and Zinc Investments Inc, the Company's collateral lenders agreed to remove their security presently secured on the assets, patents and shares of Metal Recovery Industries (US) Inc and Zinc Recovery (East Chicago) Inc. New conversion rates of their existing loans are currently being negotiated.



Signed

/s/ Roy Pearce  /s/

Company Secretary

                        ASSET PURCHASE AND SALE AGREEMENT


                             dated December 7, 1998


                                  by and among



                          METALS INVESTMENT TRUST LTD.
                                    as Buyer,



                     METAL RECOVERY INDUSTRIES (U.S.), INC.

                                       and

                       ZINC RECOVERY (EAST CHICAGO), INC.

                                       and

                              POWERSCOURT LIMITED,

                                   as Sellers

                                       and

                       METAL RECOVERY TECHNOLOGIES, INC.,

                                       and

                                  MICHAEL LUCAS

     ASSETPURCHASE AND SALE AGREEMENT dated November,__ 1998 by and among Metals Investment Trust Ltd., a company organized under the laws of England and Wales ("Buyer"), Metal Recovery Industries (U.S.), Inc., a Delaware corporation ("MRI"), Zinc Recovery (East Chicago), Inc., an Indiana corporation ("ZRI"), Powerscourt Limited, a Nevis company ("Powerscourt," and together with ZRI and MRI, "Sellers," and each, individually, a "Seller"), Metal Recovery Technologies, Inc., a Delaware corporation ("MRT," and together with Sellers, the "Corporate Seller Parties," and each, a "Corporate Seller Party") and Michael Lucas ("Lucas" and, together with the Corporate Seller Parties, the "Seller Parties," and each, a "Seller Party").


                              W I T N E S S E T H:

     WHEREAS, Sellers, collectively, own certain patent rights and other personal property and real property relating to a metal recycling business that extracts zinc coatings from galvanized ferrous scrap through a caustic leaching process which recovers a high-quality ferrous scrap and an electro-deposited zinc powder (the "Business");

     WHEREAS, MRI and ZRI are wholly-owned subsidiaries of MRT and in order to induce Buyer to enter into this Agreement, MRT has agreed to undertake certain obligations hereunder;

     WHEREAS, Lucas is a shareholder of MRT and in order to induce Buyer to enter into this Agreement, Lucas has agreed to undertake certain obligations hereunder; and,

     WHEREAS, Sellers desire to sell to Buyer, and Buyer desires to purchase from Sellers, the aforesaid assets from Sellers on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and each of the Seller Parties (collectively, the "Parties" and, individually, a "Party"), intending to be legally bound, hereby agree as follows:

ARTICLE 1 - PURCHASE AND SALE OF ASSETS; CLOSING; RELATED AGREEMENTS

     1.1 Sale and Purchase. Subject to the terms and conditions (including, the schedules attached hereto) set forth herein, at the Closing, each of the Sellers shall sell, assign and deliver to Buyer free and clear of all pledges, security interests, liens, claims and other encumbrances (collectively, "Encumbrances," each, an "Encumbrance"), and Buyer shall purchase and accept from Sellers, all of Sellers' right, title and interest in and to the following assets and rights (collectively, the "Assets"):

          (a) Powerscourt shall convey good, marketable and insurable fee simple title to the buildings and improvements located on the real property described on Schedule 1.1(a)(i) (the "Real Property") to Buyer by warranty deed in the form of the deed attached hereto as Exhibit 1.1(a), free and clear of all Encumbrances, subject only to the items set forth on Schedule 1.1(a)(ii) (the "Permitted Title Exceptions"), and any leases or any other matters of title to which Buyer shall expressly consent in writing pursuant hereto. Seller shall remove any Encumbrances (other than Permitted Title Exceptions) against the Real Property at or before the Closing (as defined below). The Parties agree that the value of the Real property is Five Hundred Thousand dollars ($500,000.00).

          (b) MRI shall sell, transfer and assign to Buyer free and clear of all Encumbrances except as otherwise set forth herein all of MRI's rights, title and interest in and to (i) the. patent identified as U.S. Patent No. 5,779,878 and attached hereto as Exhibit 1.1(b)(i) (the "Patent"), including, but not limited to, all patents and patent applications based in whole or in part on the Patent, and (ii) the patent application identified as U.S. Patent Application Serial No. 08/680,345 and attached hereto as
     Exhibit 1.1(b)(ii) (the "Patent Application"), including, but not limited to, all patents and patent applications (including divisional, continuing or reissue applications) related thereto (collectively, with the aforesaid rights relating to the Patent, the ("Patent Rights"), pursuant to assignments substantially in the form of Exhibit 1.1(b)(iii) attached hereto (the "Patent Assignments"); and

          (c) ZRI shall sell, transfer and assign to Buyer free and clear of all Encumbrances the plant, fixtures and fittings described on Schedule 1.1(c) attached hereto (the "ZRI Assets") pursuant to a bill of sale in the form of Exhibit 1.1(c) attached hereto.

     1.2 Consideration. In consideration for the sale, assignment and delivery of the Assets under this Agreement, Buyer shall deliver to Sellers at the Closing (as defined below), respectively, the following (collectively, the "Purchase Price"):

          (a) Two Hundred Eighty-Seven Thousand Five Hundred (287,500) "B" Shares of 3.126 pence each of Buyer ("Buyer Shares") to Powerscourt, plus repayment of Powerscourt's debt in the amount of Two Hundred Twelve Thousand Five Hundred dollars ($212,500) as set forth in Schedule 1.2(a) attached hereto or, at the option of Buyer, Two Hundred Six Thousand Five Hundred dollars ($206,500) with respect to such debt, plus payment of Six Thousand dollars ($6,000) to the appropriate authorities with respect to sales tax relating to the transfer of the Real Property pursuant hereto;

          (b) Three Million Two Hundred Twelve Thousand Five Hundred (3,212,500) Buyer Shares to MRI, plus repayment of MRI's debt in the amount of Two Hundred Eighty-Seven Thousand Five Hundred dollars ($287,500) as set forth in Schedule 1.2(a); and

          (c) Five Hundred Thousand (500,000) Buyer Shares to ZRI.

     1.3 No Assumption of Liabilities. Buyer shall not assume in connection with its acquisition of the Assets hereunder or otherwise any debts, liabilities or obligations of any of the Sellers, whether known, unknown, contingent, disclosed or undisclosed, including, but not limited to, any liabilities set forth in any schedule hereto ("Seller Debts") and Buyer shall not otherwise have any liability for any of the Seller Debts, incurred prior to or after the Closing or arising out of any transaction by, or any event occurring with respect to any of the Sellers prior to or after the Closing.

     1.4 Passage of Title at Closing. Upon delivery of the instruments of sale, conveyance, assignment, transfer and delivery, title to the Assets shall pass to Buyer at the Closing. At the Closing, Sellers shall put Buyer in full, complete and quiet possession and enjoyment of all of the Assets and from and after the Closing the ownership and operation of the Assets shall be for the account and risk of Buyer.


     1.5 Lease Payment Forgiveness. As of the Closing Date (as defined below) Powerscourt shall forgive the payment by ZRI of any and all amounts due from ZRI to Powerscourt with respect to ZRI's use of the Real Property prior to the Closing Date.

     1.6 Closing: Time And Place. The closing of the transactions contemplated hereby (the "Closing") shall occur on or before November 20, 1998 (the "Closing Date") at the offices of Kelley Drye & Warren LLP, 1200 19th Street, N.W., Suite 500, Washington, D.C. 20036, unless the Parties mutually agree to another time or location.

     1.7 Certain Closing Events. The Buyer Shares to be delivered at the Closing shall be held by Young pending the receipt of evidence satisfactory to counsel to Buyer that all of the obligations described on Schedule 1.2(a) have been satisfied.

ARTICLE 2 - REPRESENTATIONS AND WARRANTIES REGARDING BUYER

Buyer hereby represents and warrants to Sellers as follows:

     2.1 Organization. Buyer is a company duly organized and validly existing under the laws of England and Wales and has all requisite power and authority, corporate and otherwise, necessary to (a) carry on its business as presently conducted by it; (b) execute, deliver and perform its obligations under this Agreement; and (c) consummate the transactions contemplated hereby.

     2.2 Authorization, etc. The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all necessary shareholder, board and other corporate action on the part of Buyer. This Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except insofar as enforceability may be limited by bankruptcy, insolvency, moratorium or other laws that may affect creditors' rights and remedies generally and by principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

     2.3 No Breach. The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder and the consummation by Buyer of the transactions contemplated hereby will not (a) conflict with, result in any violation of or constitute a default under the Memorandum of Association or Articles of Association of Buyer, or (b) constitute a default under, result in a violation or breach of, result in the cancellation or termination of, accelerate the performance required under or result in the creation of any Encumbrance upon any of the properties of Buyer pursuant to any contract, mortgage, guaranty, deed of trust, note, indenture, bond, lease, agreement or other instrument to which Buyer is a party or by which any of such properties is bound.

     2.4 Buyer Shares. Upon consummation of the Closing, pursuant to the terms hereof, all of the Buyer Shares to be delivered at the Closing shall have been duly authorized, validly issued, fully paid and non-assessable and title thereto shall pass to the Sellers free and clear of all preemptive rights, liens, claims and Encumbrances, except as otherwise created by this Agreement.

     2.5 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Buyer directly with the Seller Parties and without the intervention of any other person and in such manner as not to give rise to any valid claim against any of the Parties for any finder's fee, brokerage commission or like payment.

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES REGARDING SELLERS

Each of the Seller Parties, jointly and severally, hereby represents and warrants to Buyer as follows, except that Powerscourt shall only be deemed to represent and warrant with respect to itself and shall not be deemed to represent and warrant with respect to Sections 3.3, 3.6, 3.8, 3.10, 3.11, 3.12, 3.13, 3.14, 3.15, 3.16, 3.17, 3.20, 3.23, 3.24, 3.25, 3.27, 3.28, and 3.29.

     3.1  Organization.  Except as set forth in the last three sentences of this
Section  3.1,  each  of the  Corporate  Seller  Parties  is a  corporation  duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all of the requisite power and authority, corporate and otherwise, necessary to (a) carry on its business as presently conducted by it; (b) execute, deliver and perform its obligations under this Agreement and the other agreements described herein or contemplated hereby to which such Corporate Seller Party will be a party (the "Related Seller Agreements"); (c) consummate the transactions contemplated hereby and thereby; and (d) own, lease or use the properties owned, leased or used by it. Each Corporate Seller Party is duly qualified or licensed and in good standing as a foreign corporation authorized to do business under the laws of all jurisdictions in which the ownership of such Seller Party's assets or the conduct of such Corporate Seller Party's business require it to be so qualified or licensed. MRT has failed to pay taxes in the State of Delaware in connection with the maintenance of its corporate franchise (the "Unpaid Taxes"). Accordingly, MRT is not in good standing in the State of Delaware. Immediately upon the payment in full of the Unpaid Taxes, all of the representations and warranties with respect to MRT in this Section 3.1 will be true and accurate in all respects as of the date hereof.

     3.2 Authorization, etc. The execution and delivery by Sellers of this Agreement and the Related Seller Agreements, the performance by Sellers of their respective obligations hereunder and, except as set forth in Section 3.3, below, thereunder and the consummation by Sellers of the transactions contemplated hereby and thereby have been duly authorized by all necessary, shareholder, board and other corporate action on the part of Sellers. This Agreement and the Related Seller Agreements constitute the legal, valid and binding obligations of Sellers, enforceable against them in accordance with their respective terms, except insofar as enforceability may be limited by bankruptcy, moratorium or other laws that may affect creditors' rights and remedies generally and by principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

     3.3 MRT Shareholder Approval. No approval by the shareholders of MRT is required for the consummation of any or all of the transactions contemplated hereby.

     3.4 No Breach. Except as set forth in Schedule 3.4 attached hereto, the execution and delivery by each of the Seller Parties of this Agreement and the Related Seller Agreements to which such Seller Party is a party, the performance by the Seller Parties of their respective obligations hereunder and thereunder and the consummation by the Seller Parties of the transactions contemplated hereby and thereby will not (a) conflict with, result in any violation of or constitute a default under their respective certificate of incorporation, articles of incorporation, or memorandum of association, as the case may be, or articles of association or by-laws, as the case may be, in each case as amended to date (collectively, "Charter Documents"), (b) constitute a default under, result in a violation or breach of, result in the cancellation or termination of, accelerate the performance required under or result in the creation of any Encumbrance upon any of the properties of any of the Seller Parties, pursuant to any contract, mortgage, guaranty, deed of trust, note, indenture, bond, lease, agreement or other instrument to which any of the Seller Parties is a party or by which any of their respective properties is bound or (c) result in a violation of, or conflict with, any law, ordinance, rule, regulation, order, writ, judgment, award, edict or decree applicable to any Seller Party.

     3.5  Consents.  Except as set forth in Schedule  3.5  attached  hereto,  no consent, approval, exemption or authorization is required to be obtained from, no notice is required to be given to and no filing is required to be made with any third party (including, without limitation, any governmental and quasi-governmental agency, authority and instrumentality or court of competent jurisdiction) by any Seller Party, (a) in order to authorize or permit the consummation by the Seller Parties of the transactions contemplated by this Agreement and the Related Seller Agreements or (b) under or pursuant to any governmental or quasi-governmental permits, licenses, consents, authorizations or approvals held by or issued to any Seller Party (including, without limitation, environmental, health, safety and operating permits and licenses) by reason of this Agreement or any of the Related Seller Agreements or the consummation of the transactions contemplated hereby or thereby.

     3.6 Tax Matters.

          (a) Except as set forth in Schedule 3.6(a) attached hereto, (i) each of the Corporate Seller Parties has filed, in a timely manner, all returns required to be filed with all federal, state, local and non-United States authorities or instrumentalities ("Tax Returns") with respect to any and all income, real and personal property, excise and other taxes or similar charges or assessments ("Taxes") and all such Tax Returns were correct and complete in all respects; (ii) all Taxes owed by any of the Corporate Seller Parties (whether or not shown on any Tax Return) have been paid;
     (iii) none of the Corporate Seller Parties currently is the beneficiary of any extension of time within which to file any Tax Return; (iv) no claim has ever been made by an authority in a jurisdiction where any of the Corporate Seller Parties does not file Tax Returns that it is or may be subject to taxation by that jurisdiction; and (iv) there are no security interests on any of the assets of any of the Corporate Seller Parties that arose in connection with any failure (or alleged failure) to pay a Tax.

          (b) Except as set forth in Schedule 3.6(b), each of the Corporate Seller Parties has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party.

          (c) No shareholder, director or officer (or employee responsible for Tax matters) of any of the Seller Parties expects any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any liability for any Taxes of any of the Corporate Seller Parties either (i) claimed or raised by any authority in writing or (ii) as to which any of the shareholders, directors and officers (and employees responsible for Tax matters) of the Corporate Seller Parties has knowledge based upon personal contact with any agent of such authority. Schedule 3.6(c) lists all federal, state, local, and non-United States income Tax Returns filed with respect to any of the Corporate Seller Parties for taxable periods ended on or after December 31, 1993, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. The Corporate Seller Parties have delivered to the Buyer correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by any of the Corporate Seller Parties since December 31, 1993.

          (d) None of the Seller Parties has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

          (e) The unpaid Taxes of each of the Corporate Seller Parties (i) does not exceed the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the most recent balance sheet of such Corporate Seller Party (including, where applicable, any such reserve reflected in a consolidated balance sheet with respect to MRT, MRI and ZRI (a "Consolidated Reserve")), which balance sheet for each Corporate Seller Party is identified on Schedule 3.6(e) (rather than in any notes thereto) and (ii) do not exceed that reserve, including a Consolidated Reserve, as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Corporate Seller Parties in filing their Tax Returns. Each balance sheet attached as Exhibit 3.6(e) is accurate in all respects.

          (f) Each of the Corporate Seller Parties has disclosed on its federal income tax returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Sections 6662 of the Internal Revenue Code of 1986, as amended (the
     "Code"). None of the Corporate Seller Parties is a party to any Tax allocation or sharing agreement. None of the Corporate Seller Parties (i) has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was MRT) or (ii) has any liability for the Taxes of any individual, entity or person (other than any of the Corporate Seller Parties) under Treasury Regulation
     Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

     3.7 Real Property.

          (a) Schedule 1.1(a) accurately identifies: (i) by legal description all of the real property upon which the Business has been conducted to date; (ii) all of the easements, rights of way, covenants, restrictions and other rights and interests (including leases (the "Leases") to third parties ("Tenants") by Sellers) that pertain to the Real Property; and
     (iii) all suits, actions, proceedings, investigations and written claims and all final orders, judgments and stipulations of any court of competent jurisdiction presently outstanding that pertain to the Real Property.

          (b) Except as described on Schedule 3.7(b) attached hereto, there are no (i) pending or threatened condemnation proceedings relating to the Real Property; (ii) pending or, to the knowledge of Sellers, threatened litigation or administrative actions relating to the Real Property; or (ii) other matters affecting materially and adversely the current use, occupancy or value of the Real Property.

          (c) The legal description set forth in Schedule 1.1(a) describes such Real Property fully and adequately, the buildings and improvements are located within the boundary lines of the described parcels of land, are not in violation of applicable setback requirements, zoning laws or ordinances (and none of the properties or buildings or improvements thereon are subject to "permitted non-conforming use" or "permitted non-conforming structure" classifications) and do not encroach on any easement that may burden the land, the land does not serve any adjoining property for any purpose inconsistent with the use of the land, the property is not located within any flood plain or subject to any similar type restriction for which any material permits or licenses necessary to the use thereof have not been obtained and access to the property is provided by paved public right-of-way.

          (d) All facilities located on the Real Property have received all approvals of governmental authorities (including licenses and permits) required in connection with the ownership or operation thereof and have been operated and maintained in accordance with applicable laws, rules and regulations.

          (e) Other than as described on Schedule 3.7(e), there are no leases, subleases, licenses, concessions or other agreements, written or oral, granting to any party or parties the right of use or occupancy of any portion of the Real Property.

          (f) There are no outstanding options or rights of first refusal to purchase any of the Real Property, or any portion thereof or interest therein.

          (g) Other than ZRI, there are no parties in possession of the Real Property.

          (h) All facilities located on the Real Property are supplied with utilities and other services necessary for the operation of such facilities, including gas, electricity, water, telephone, sanitary sewer, and storm sewer, all of which services are adequate in accordance with all applicable laws, ordinances, rules and regulations and are provided via public roads or via permanent, irrevocable, appurtenant easements benefiting the Real Property.

          (i) Each parcel of the Real Property abuts on and has direct vehicular access to a public road or access to a public road via a permanent, irrevocable, appurtenant easement benefiting such parcel of Real Property.

          (j) A true, complete and accurate list of all of the service or management contracts, equipment, labor or material contracts, maintenance or repair contracts or other agreements (other than the Leases) that are in force and effect and affect the Real Property or the operation, repair or maintenance thereof, a complete list of such contracts or agreements being contained in Schedule 3.7(j) attached hereto and by this reference made a part hereof (the "Service Contracts"). All Service Contracts are in full force and effect in accordance with their respective terms.

          (k) There is no pending litigation or dispute, and Seller has received no notice of any disputes, concerning the location of the lines and corners of the Real Property, and Seller has not been served with any legal action concerning the location of the lines and corners of the Real Property.

          (l) To the best of Seller's knowledge and belief, there are no material defects in or damage to any structures on the Real Property (the "Building") or the other improvements located on the Real Property, including, without limitation, the roof, the elevators, the structure and the heating, air conditioning, plumbing, electrical, drainage, fire alarm and exhaust systems and their component parts, the Building is structurally sound and the operation of the Real Property complies with all applicable zoning, environmental protection, fire, electrical, building and development codes, rules and regulations (collectively, the "Codes"). Seller is not aware of, and has not received, any notification from any governmental or public authority that the Real Property or any portion thereof violates any of the Codes or that any work is required to be done upon or in connection with the Real Property or any portion thereof. No notice or warning from any governmental authority with respect to any failure or alleged failure of Seller to comply with any of the Codes has been issued or given, or, to the best of Seller's knowledge and belief, is any such notice or warning proposed or threatened. The paved parking area constructed on the Real Property currently contains sufficient parking space for automobiles with respect to all present and foreseeable persons working on, and visitors to, the Real Property and such spaces meet all requirements of any governmental authority having jurisdiction over the Real Property. No Tenant and no other party has any contractual parking rights except as set forth in the Leases. There is no license, approval or permit, necessary for either the lawful operation of the Real Property or the lawful occupancy thereof, including, without limitation, utility, building, zoning, subdivision control, land and water use, environmental protection and flood hazard permits, which has not been obtained, and all required permits and licenses have been paid for, are in full force and effect, and are assignable by Seller at the Closing.

          (m) Powerscourt will have, at the Closing, good, insurable and marketable fee simple title to the Real Property, free and clear of all liens and Encumbrances, other than the Permitted Title Exceptions and the rights of tenants under the Leases in possession, as tenants only, and none of the Real Property will be subject to any prior conveyance or assignment to, or any superior possessory rights in, any third party.

          (n) Other than as expressly set forth in this Agreement or otherwise disclosed in writing to Buyer pursuant to this Agreement, there are no undisclosed liabilities or agreements affecting the Real Property (or any portion necessary) or Powerscourt, in its capacity as owner of the Real Property.

          (o) To the best of each of the Seller Parties' knowledge, all water, sewer, gas, electric, telephone and drainage facilities and service necessary to adequately supply the Real Property for its present use are available on the Real Property and will be available at the time of the Closing.

          (p) None of the Seller Parties has taken any action (or failed to take any action) and has received no notice from any insurance carrier or any of the Tenants of any defects or inadequacies in the Real Property or any portion thereof which would adversely affect the insurability of the Real Property or the cost of such insurance.

          (q) The Real Property is not subject to or affected by any special assessment for public improvements or otherwise, whether or not presently a lien upon the Real Property (or any portion necessary). None of the Seller Parties has made a commitment to any governmental authority, utility company, school board, church or other religious body, homeowner or homeowner's association or any other organization, group or individual relating to the Real Property that would impose an obligation upon any of the Seller Parties or its successors or assigns to make any contributions or dedications of money or land, or to construct, install or maintain any improvements of a public or private nature as part of the Real Property or upon separate lands. No governmental authority has imposed any requirement that any of the Seller Parties pay, directly or indirectly, any special fees or contributions or incur any expenses or obligations in connection with the development of the Real Property or any portion thereof, other than any regular and nondiscriminatory local real estate or school taxes assessed against the Real Property. The Real Property is separately assessed for real property tax assessment purposes and is not combined with any other real property for tax assessment purposes. None of the Seller Parties has received a notice of any contemplated or actual reassessment of the Real Property or any portion thereof for general real estate tax purposes. As of the date hereof, all due and payable taxes, assessments, water charges and sewer charges affecting the Real Property or any portion thereof have been paid.

          (r) The Real Property constitutes a separately subdivided, legally distinct parcel of land. Each of the Seller Parties has complied with all applicable laws, ordinances, regulations, statutes, rules and restrictions pertaining to and affecting the Real Property which relate to such subdivision.

          (s) No portion of the Real Property is located in an area designated as a "flood hazard area" in accordance with the document entitled "Department of Housing and Urban Development, Federal Insurance Administration - Special Flood Hazard Area Maps" or within the 100-year flood plain as depicted on the U.S. Army Corps of Engineers Geodetic Maps of such flood plain areas. No portion of the Real Property is located within an environmentally sensitive area (such as wetlands).

          (t) The Real Property is zoned industrial under the zoning ordinance of Lake County, Indiana and such zoning permits the current use of the Real Property. All conditions and contingencies, of whatever nature, related to such zoning have been satisfied.

          (u) There is no default or breach by any of the Seller Parties nor, to the best of each of the Seller Parties' knowledge, any other party thereto, under any covenants, conditions, restrictions or easements which may affect the Real Property or any portion or portions thereof which are to be performed or complied with by the owner of the Real Property, and no condition or circumstance exists which, with the giving of notice or the passage of time, or both, would constitute a default or breach by any of the Seller Parties nor, to the best of each of the Seller Parties' knowledge, any other party thereto, under any such covenants, conditions, restrictions, rights-of-way or easements.

          (v) All permits, authorizations and consents required to maintain the existing curb cuts serving the Real Property have been obtained, are in full force and effect and are assignable to Buyer. All access driveways and walkways required in connection with the full, complete and lawful operation and use of the Real Property are located entirely within the title lines of the Real Property, and none of such driveways, walkways or other facilities is subject to any easement or license for the use thereof by any adjacent, nearby or other lands or other Persons, except as set forth in the Permitted Title Exceptions.

     3.8 ZRI Assets All of the ZRI Assets are in good operating condition, reasonable wear and tear excepted, and the ZRI Assets constitute all of the property necessary for the (a) conduct of the Business and (b) commercial exploitation of the Patent Rights.

     3.9  Liens  and  Encumbrances.  Except  for the  Encumbrances  set forth in
Schedule 3.9 attached hereto (the "Liens"), each of Powerscourt (with respect to the Real Property), MRI (with respect to the Patent Rights) and ZRI (with respect to the ZRI Assets) has good and marketable title to the Assets, free and clear of all Encumbrances:

    3.10 Certain Arrangements

          (a) Schedule 3.10(a) sets forth a complete list of each of the following to which any of the Corporate Seller Parties is a party or by which any of its properties is bound and that presently remains executory in whole or in any part (collectively, "Commitments"):

               (i) each partnership, joint venture or cost-sharing agreement;

               (ii) each guaranty or suretyship, indemnification or contribution agreement or performance bond;

               (iii) each instrument, agreement, commitment or other obligation evidencing or relating to indebtedness of any of the Corporate Seller Parties or to money lent or to be lent to another party (the
          "Liabilities"), including, for each Liability, the name of the creditor or obligor, the nature of the obligation (monetary or otherwise), the amount of the debt, where applicable, whether such debt is overdue or a default otherwise exists with respect thereto and a description of any litigation or other adversary proceedings related thereto;

               (iv) each contract to purchase or sell real property;

               (v) each agreement or commitment for the acquisition or provision
          of  services,  supplies,  equipment,   inventory,  fixtures  or  other
          property;

               (vi) each agreement containing any noncompetition covenant;

               (vii) each agreement providing for the purchase from a supplier of a particular product or service; and

               (viii) each other agreement or commitment made in the ordinary course of business of Corporate Seller Party.

          (b) True, correct and complete copies of all written items listed above, and true, correct and complete written descriptions of all oral items listed above, have heretofore been delivered or made available to Buyer.

     3.11 Powers of Attorney. Schedule 3.11 attached hereto lists the names of all persons, if any, holding powers of attorney from Sellers and a summary statement of the terms thereof.

     3.12 Employees.

          (a) Schedule 3.12(a) attached hereto (a) lists the names of all employees and consultants of each of the Corporate Seller Parties as of a date hereof and the rate at which compensation is being paid to each such person as of the date hereof (including the maximum amount of any bonuses to which any of such employees may be eligible); (b) describes any proposed or agreed to increase in such rates of compensation or bonuses; and (c) describes any existing or proposed oral or written employment, consulting or similar agreement to which any of the Corporate Seller Parties is a party.

          (b) The Corporate Seller Parties have paid all wages and other amounts due to all employees of the Corporate Seller Parties through the date hereof.

     3.13 Permits; Licenses. Schedule 3.13(i) attached hereto sets forth all of the governmental and quasi-governmental consents, approvals, permits, licenses, franchises and other authorizations that are necessary to, or advisable for the conduct of the Business as presently conducted by any of the Corporate Seller Parties or as proposed to be conducted to Buyer (collectively, "Permits"). Except as set forth in Schedule 3.13(ii) attached hereto, the Corporate Seller Parties have obtained all of the Permits. Except as set forth in Schedule 3.13(iii), all of the Permits are in full force and effect, and no violations exist in respect of any thereof, and no proceeding is pending or, to the knowledge of any of the Seller Parties, threatened to revoke or limit any thereof. All of the Permits are transferable to Buyer without the need for any governmental approvals or consents.

     3.14 Patent Rights.

          (a) Exhibits 1.1(b)(i) and 1.1(b)(ii) set forth accurate and complete descriptions of the Patent and the Patent Application, respectively. MRI is the sole and exclusive owner of all of the Patent Rights and no other party has any interest in any of the Patent Rights.

          (b) Except as set forth on Schedule 3.14(b)(i) attached hereto, none of the Patent Rights is subject to any pending or threatened challenge or reversion, and the consummation of the transactions contemplated by this Agreement shall not result in any change in the terms or provisions of the Patent or the Patent Application or create any right of termination, cancellation or reversion with respect thereto anywhere in the world. Except as set forth on Schedule 3.14(b)(ii), MRI has not licensed, sublicensed, assigned, transferred or otherwise conveyed any of the Patent Rights, or any right, title or interest therein, to any person or entity. MRI has exercised quality control with respect to the Patent Rights licensed by MRI to the extent necessary to preserve the validity of the Patent Rights. To the best of knowledge of each of the Seller Parties, no person is infringing or otherwise acting adversely with respect to MRI's rights under or in respect of any of the Patent Rights.

          (c) None of the Seller Parties has infringed on any proprietary right, trademark, trade name, service mark or copyright of others, and there is no claim for damages or any proceeding pending, or threatened against any of the Seller Parties with respect thereto.

          (d) Each of the Patent and the Patent Application and any other United States applications (including divisional, continuing or reissue applications) based in whole or in part on the Patent and Patent Application, any foreign applications, including those under the Patent Cooperation Treaty, based in whole or in part on the Patent and Patent Application, and any and all patents (including extensions thereof) of any country which have been or may be granted based in whole or in part on the Patent and Patent Application is currently in compliance with formal legal requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), is valid and enforceable, and is not subject to any maintenance fees or taxes or other assessments or actions falling due within ninety days after the Closing Date.

          (e) Neither the Patent nor the Patent Application nor any other United States applications (including divisional, continuing or reissue applications) based in whole or in part on the Patent and Patent Application, any foreign applications, including those under the Patent Cooperation Treaty, based in whole or in part on the Patent and Patent Application, and any and all patents (including extensions thereof) of any country which have been or may be granted based in whole or in part on the Patent and Patent Application has been or is now involved in any interference, reissue, reexamination or opposition proceeding. There is no patent or patent application of any party potentially interfering with or infringing on the Patent.

          (f) Neither the Patent nor the Patent Application nor any other United States applications (including divisional, continuing or reissue applications) based in whole or in part on the Patent and Patent Application, any foreign applications, including those under the Patent Cooperation Treaty, based in whole or in part on the Patent and Patent Application, and any and all patents (including extensions thereof) of any country which have been or may be granted based in whole or in part on the Patent and Patent Application is infringed or, to the knowledge of any Seller Party, has been challenged or threatened in any way. None of the products manufactured or to be manufactured in accordance with any process or know-how used or to be used, based on the Patent Rights, infringes or is alleged to infringe or would infringe any patent or other proprietary right of any other entity or person.

          (g) All products made, used, or sold under the Patent have been marked with the proper patent notice.

          (h) The Patent Rights comprise the entirety of the intellectual property rights held by the Seller Parties.

     3.15 Labor Matters. Except as described in Schedule 3.15(i) attached hereto, there are no collective bargaining agreements or other agreements with labor unions or associations representing employees to which any of the Corporate Seller Parties is a party. Except as set forth in Schedule 3.15(ii) attached hereto, there have been no strikes, slowdowns, picketing, work stoppages, labor troubles or unrest or other similar events in which employees of any of the Corporate Seller Parties have participated.

     3.16 Employee Benefits.

          (a) None of the Corporate Seller Parties has ever had any (i) pension, profit sharing, stock bonus, deferred compensation, retirement or other "employee pension benefit plans," as that term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (the "Pension Plans"), including, without limitation, those plans that have been terminated or with respect to which an application with respect to termination is presently pending before the Internal Revenue Service or the Pension Benefit Guaranty Corporation, that are maintained or to which contributions have been made by the Corporate Seller Parties; (ii) "employee welfare benefit plans" as that term is defined in Section 3(1) of ERISA, whether insured or otherwise, maintained or to which contributions have been made by a Corporate Seller Party (the "Welfare Benefit Plans");
     (iii) multiemployer plans within the meaning of Section 3(37) of ERISA (the "Multiemployer Plans") to which a Corporate Seller Party contributes; or
     (iv) any other employee benefit plans, that have ever been subject to any of the provisions of ERISA arrangements or other similar program, whether or not formally designated as a plan (all of such plans shall hereinafter be referred to collectively as "Benefit Plans").

          (b) None of the Corporate Seller Parties has any liability or potential liability with respect to any Multiemployer Plan, with respect to any plan of the type described in Section 4063 and 4064 of ERISA.

          (c) Except as set forth in Schedule 3.16(c) attached hereto, none of the Corporate Seller Parties has maintained, contributed to or had any liability or potential liability with respect to any employee benefit plan (whether or not terminated) that provides health, life insurance, accident or other "welfare-type" benefits to former employees, their spouses or dependents (except for medical benefit continuation coverage required in accordance with Section 4980B of the Code). The Corporate Seller Parties have complied with the requirements of Section 4980B of the Code.

     3.17 Business Operations; Changes. Except as set forth in Schedule 3.17 attached hereto, the description of the Business described under "Current Operations" in the annual report on Form 10-K for MRT for fiscal year 1997 (a copy of which is attached hereto as Exhibit 3.17) accurately describes the Business as of the date hereof.

     3.18 Compliance with Laws. Except as set forth in Schedule 3.18 attached hereto, none of the Corporate Seller Parties are in default under or in violation of any federal, state, local or non-United States law, ordinance, regulation or rule or any judgment, writ, order, award, edict or decree of any court of competent jurisdiction or any governmental or quasi-governmental agency, authority or instrumentality of competent jurisdiction.

     3.19 Except as described in Schedule 3.19 attached hereto, there are no outstanding suits, actions, proceedings, investigations, audits, claims, orders, judgments, writs or awards presently pending or, to the best of the knowledge of any of the Seller Parties, threatened against any of the Seller Parties or any of the Assets (collectively, "Litigation") and, to the best of the knowledge of any of the Seller Parties, there is no basis for any such Litigation. There are no final orders, judgments, writs or decrees presently outstanding against the Seller Parties, the Assets or with respect to the Business.

     3.20 Insurance. All policies of insurance of any kind maintained, owned or held by the Corporate Seller Parties are set forth in Schedule 3.20 attached hereto and such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the Closing Date have been paid, and no notice of cancellation or termination has been received with respect to any such policy that has not been replaced on substantially similar terms prior to the date of such cancellation or termination. The insurance policies to which any of the Corporate Seller Parties are a party are sufficient for compliance with all requirements of applicable laws and all agreements to which such Corporate Seller Party is a party or by which such Corporate Seller Party is bound and the coverages provided by said policies are sufficient to cover all risks insured against.

     3.21 Full Disclosure. Neither this Agreement nor any of the Related Seller Agreements, or any agreement, document, instrument, certificate or statement made or furnished to Buyer in connection with this Agreement and the transactions contemplated hereby contains any untrue statement of a material fact or omits the statement of a material fact required to be stated in order to make the statements contained herein and therein not misleading.

     3.22 Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by the Seller Parties with Buyer and without the intervention of any other person and in such manner as not to give rise to any valid claim against Buyer for any finder's fee, brokerage commission or like payment.

     3.23 Investment. Sellers acknowledge that the Buyer Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering. Sellers are acquiring the Buyer Shares solely for their own respective accounts for investment purposes, and not with a view to the distribution thereof. Sellers have received certain information concerning Buyer and have had the opportunity to obtain additional information as desired in order to evaluate the merits and risks inherent in holding the Buyer Shares and are able to bear the economic risk and lack of liquidity inherent in holding the Buyer Shares.

     3.24 No Violation on Transfer. The sale and purchase and related transfer of the Assets, including, but not limited to, the Patent Rights, pursuant to this Agreement will not violate any United States federal, state or local or any non-United States law or regulation or order of any court or other governmental or quasi-governmental authority (collectively, "Laws"), including, but not limited to, any Laws relating to restrictions on the transfer of inventions, technologies or processes from owners resident or domiciled in the United States ("U.S. Owners") to non-U.S. Owners.

     3.25 The Assets. The Assets contain all of the assets and rights, whether tangible or intangible, necessary to and used by the Sellers in the conduct of the Business.

     3.26 None of the Seller Parties has made, offered or agreed to offer anything of value to any governmental official, political party or candidate for government office that would cause the Seller Party to be in violation of the Foreign Corrupt Practices Act of 1977 or any Law.

     3.27 Subsidiaries. Schedule 3.27 sets forth the name, form of organization and jurisdiction of organization of each parent and subsidiary of each of the Corporate Seller Parties as well as the identity of the owners of the equity interests thereof (other than with respect to MRT).

     3.28 Accounts Payable/Receivable. Schedule 3.28 sets forth a list of each account payable and each account receivable due and owing to or by, as the case may be, any of the Corporate Seller Parties, including for each account, the name of the party that the account is with, the amount of money due or owing and whether such account is overdue. None of the Corporate Seller Parties has any accounts receivable.

     3.29 Necessary Future Expenditures. Schedule 3.29 attached hereto sets forth a complete and accurate listing of all the expenditures necessary to enable the Business to fully exploit the Patent Rights in the United States.

ARTICLE 4 -       COVENANTS EXTENDING TO THE CLOSING DATE

     4.1 Access and Cooperation: Due Diligence; Consents

          (a) From the date hereof and until the Closing Date, the Seller Parties shall (i) afford to the representatives of Buyer reasonable access to all the key employees, sites, properties, books and records of each of the Corporate Seller Parties, (ii) provide Buyer with such additional financial and operating data and other information relating to the business and properties of each of the Corporate Seller Parties as Buyer may from time to time reasonably request and (iii) cooperate with Buyer and its representatives in the preparation of any documents or other material that may be required in connection with this Agreement or any of the Related Seller Agreements.

          (b) Each of the Corporate Seller Parties will use their best efforts to secure, as soon as practicable after the date hereof, all approvals or consents of any other party, person or entity, as the case may be, as may be necessary to consummate the transactions contemplated hereby.

     4.2 Conduct of Business Pending the Closing Date

          (a) From the date hereof and until the Closing, each of the Corporate Seller Parties shall:

               (i) carry on its businesses in substantially the same manner as it has heretofore and not introduce any material new method of management, operation or accounting;

               (ii) maintain its properties and facilities, including those held under leases, in as good working order and condition as at present, ordinary wear and tear excepted;

               (iii) perform all its obligations under agreements relating to or affecting its assets, properties and other rights;

               (iv) keep in full force and effect without interruption all its present insurance policies or other comparable insurance coverage;

               (v) use reasonable commercial efforts to (i) maintain and preserve its business organization intact, (ii) retain its present employees and (iii) maintain its relationships with suppliers, customers and others having business relations with it;

               (vi) comply with all Laws; and

               (vii)  except  as  required  or   expressly   permitted  by  this
          Agreement, maintain the instruments and agreements governing its outstanding Liabilities on their present terms and not incur new or amended Liabilities, without the prior written consent of Buyer (which consent will not be unreasonably withheld).

          (b) Except as set forth on Schedule 4.2(b), notwithstanding the foregoing, from the date hereof and until the Closing, without the prior written consent of Buyers, none of the Corporate Seller Parties shall:

               (i) make any change in its Charter Documents;

               (ii) issue any of its shares or issue or otherwise create any options, warrants or rights to acquire any of its shares;

               (iii) enter into any agreement or commitment or incur or agree to incur any liability or make any capital or other expenditures, including, but not limited to, making any deposits or other payments with respect to any machinery or other equipment; provided, however, that the Corporate Seller Parties may pay wages to employees consistent with practice as of the date hereof;

               (iv) increase or commit or promise to increase the cash compensation payable or to become payable to any officer, director, stockholder, employee or agent, consultant or independent contractor of any of the Corporate Seller Parties or make any discretionary bonus or management fee payment to any such person, except bonuses or salary increases to employees at the times and in the amounts consistent with its past practice;

               (v) create, assume or permit to be created or imposed any Encumbrance upon any of its assets or properties, whether now owned or hereafter acquired;

               (vi) sell, assign, lease or otherwise transfer or dispose of any of its owned or leased property or equipment otherwise than pursuant hereto in the ordinary course of its business and consistent with its past practice;

               (vii) merge, consolidate or effect a share exchange with, or agree to merge, consolidate or effect a share exchange with, any other entity;

               (viii) waive any of its material rights or claims, provided that it may negotiate and adjust bills in the course of good faith disputes with parties with which it has an agreement in a manner consistent with past practice;

               (ix) commit a material breach of or amend or terminate any agreement to which it may be a party; or

               (x) enter into any other transaction that is not in the ordinary course of its business and consistent with its past practice or that is prohibited hereby.

     4.3 Transfer of Patent, etc. Promptly after the execution hereof, Buyer, on the one hand, and Lucas and MRI, on the other, shall take all steps necessary to effect the transfer to Buyer of all registrations and applications with respect to the Patent Rights.

     4.4  Wages.  Except as set forth in  Schedule  4.4,  the  Corporate  Seller
Parties have paid all wages and other amounts due to all employees of the Corporate Seller Parties through the Closing Date.

     4.5 Notice to Buyer. Each of the Seller Parties shall provide written notice to Buyer immediately upon learning of any (a) damage, theft or other activity or occurrence that adversely affects any of the Assets, (b) malfunction in any of the Assets, and (c) activity or occurrence that results in, or could reasonably be expected to be result in, a breach of any of the representations and warranties set forth in Article 3 above.

     4.6 Resolution of Litigation. Lucas and MRT shall use their best efforts to effect settlements of the class action litigation pending against MRT in Delaware and Texas.

ARTICLE 5 - CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

The obligation of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, prior to or at Closing, of each of the following conditions (any or all of which may be waived by Buyer in its sole discretion):

          (a) Each of the representations and warranties of the Seller Parties set forth in Article 3 hereof shall be true and correct as of the Closing;

          (b) The Seller Parties shall have performed and complied with all covenants, obligations and undertakings required by this Agreement and the Related Seller Agreements to be performed and complied with by the Seller Parties on or prior to the Closing;

          (c) No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or non-United States jurisdiction that seeks to restrain, enjoin or otherwise prevent consummation of the transactions contemplated by this Agreement, and no judgment, order or decree shall have been rendered that has the effect of enjoining the consummation of the transactions contemplated by this Agreement;

          (d) ZRI shall have executed and delivered the bill of sale in the form of Exhibit 1.1(c) attached hereto;

          (e) MRI shall have executed and delivered to Buyer the Patent Assignments and all required actions to effect the transfer of the Patent Rights to Buyer and to effect the registration of such transfer with all appropriate governmental authorities shall have been taken to the reasonable satisfaction of counsel to Buyer;

          (f) Each of the Corporate Seller Parties shall have executed and delivered a certificate in a form reasonably satisfactory to Buyer executed by an authorized officer of the Corporate Seller Party, certifying as to
     (i) the fulfillment of the conditions specified in Articles 5(a) and 5(b) hereof, and (ii) other matters customary for transactions of this nature;

          (g) MRT shall have delivered an opinion of Richards, Layton & Finger, P.A., special counsel to MRT, in form and substance reasonably satisfactory to counsel for Buyer (i) with respect to the representations and warranties with respect to MRT in Sections 3.1 and 3.2, above; and (ii) that approval of the shareholders of MRT is not required for MRT, MRI and ZRI to execute and deliver this Agreement and Related Seller Agreements, perform their respective obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby;

          (h) Powerscourt shall have delivered a certificate in form and substance reasonably satisfactory to counsel for Buyer with respect to the representations and warranties of Powerscourt in Sections 3.1 and 3.2;

          (i) MRI shall have  delivered an opinion of MRI's  counsel in form and
     substance   reasonably   satisfactory   to  Buyer   with   respect  to  the
     representations and warranties of MRI in Sections 3.1 and 3.2, above;

          (j) ZRI shall have  delivered an opinion of ZRI's  counsel in form and
     substance   reasonably   satisfactory   to  Buyer,   with  respect  to  the
     representations and warranties of ZRI in Sections 3.1 and 3.2, above;

          (k) The Seller Parties shall have procured the third party consents listed on Schedule 3.5;

          (l) Powerscourt shall have (i) delivered to Buyer a deed and all other documents reasonably requested by Buyer to effectuate the sale and transfer of the Real Property from Powerscourt to Buyer free and clear of Encumbrances, subject only to the Permitted Title Exceptions, in form and substance reasonably satisfactory to counsel to Buyer, and (ii) paid all taxes, charges, and other fees required in connection with such sale and transfer;

          (m) The Seller Parties shall have delivered to Buyer evidence that all contracts, books, records and other data relating to the Assets and the business to be operated therewith that have been since January 1, 1998 in the possession or control of any of the Sellers, including, but not limited to, all documents relating to the operation, maintenance and repair of any of the ZRI Assets are located and available for inspection in the principal office located on the Real Property;

          (n) Sellers shall have delivered to Buyer instruments in form and substance reasonably satisfactory to the Buyer evidencing the termination and release of each of the Liens;

          (o) Sellers shall have delivered to Buyer certified minutes of the board of directors of ZRI and MRI authorizing the ZRI and MRI to execute and deliver this Agreement and Related Seller Agreements (reflecting, among other things, the value of the Assets being transferred pursuant to this
     Agreement  by  each  Seller);   perform  the  ZRI's  and  MRI's  respective
     obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby;

          (p) Sellers shall have delivered such other executed and acknowledged instruments, certificates and documents as Buyer or Buyer's counsel shall reasonably request;

          (q) The Seller Parties shall have taken all actions reasonably requested by Buyer to comply with the Foreign Investment in Real Property Tax Act ("FIRPTA") with respect to the Real Property, including, but not limited to, obtaining and delivering to Buyer a "qualifying statement" pursuant to section 1445(b)(4)(B) of the Code;

          (r)  Buyer  shall  have   entered  into  an   arrangement   reasonably
     satisfactory to Buyer providing for the employment by Buyer of Leon Lohman in connection with Buyer's use of the Assets;

          (s) Powerscourt, at Buyer's sole cost and expense, shall, within three
     (3) days of the date hereof, cause Lawyers Title Insurance Company (the "Title Insurer") to deliver to Buyer its title insurance commitment, including copies of all exceptions to title referred to therein (collectively, the "Title Commitment"), showing good, marketable and insurable title to the Real Property to be vested in Seller and committing to insure such title in Buyer by the issuance of Title Insurer's ALTA Form B-1970 extended coverage owner's policy of title insurance in the amount of five hundred thousand dollars (U.S. $500,000) which meets the reasonable requirements of counsel to Buyer. Buyer shall have until the tenth (10th) day from the date hereof (the "Inspection Date") by which to examine title to the Real Property, and to give written notice to Seller of any objections which Buyer may have.


ARTICLE 6 - CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLERS

The obligation of Sellers to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, prior to or at the Closing, of each of the following conditions (any or all of which may be waived by Sellers in their sole discretion):

          (a) Each of the  representations  and warranties of Buyer set forth in
     Article 2, above, hereof shall be true and correct as of the Closing;

          (b) Buyer shall have performed and complied with all covenants, obligations and undertakings required by this Agreement to be performed and complied with by Buyer prior to the Closing;

          (c) No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction that seeks to restrain, enjoin or otherwise prevent consummation of the transactions contemplated by this Agreement, and no judgment, order or decree shall have been rendered that has the effect of enjoining the consummation of the transactions contemplated by this Agreement;

          (d) Buyer shall deliver to Young pursuant to Section 1.7, above, certificates representing the Buyer Shares required to be delivered pursuant to Section 1.2, above, that contain a legend substantially in the following form:

               The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. Such shares may not be sold or transferred in the absence of such registration or an opinion of counsel satisfactory to the issuer that such registration is not required by said act or state laws.

          (e) Buyer shall have executed and delivered a certificate in a form reasonably satisfactory to Seller executed by an authorized officer of Buyer, certifying as to (i) the fulfillment of the conditions specified in Articles 6(a) and 6(b) hereof and (ii) other matters customary for transactions of this nature;

          (f) Buyer shall have delivered to Sellers certified minutes of the board of directors of Buyer authorizing Buyer to execute and deliver this Agreement, perform Buyer's respective obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby; and

          (g) Buyer shall have delivered to Sellers such other executed and acknowledged instruments, certificates and documents as any of the Sellers or its counsel shall reasonably request.

ARTICLE 7 - POST CLOSING COVENANTS

     7.1 Lucas Obligations. Lucas shall cooperate with Buyer, and share all of his knowledge regarding the Assets, in order to enable Buyer to (i) operate the ZRI equipment properly and with maximum efficiency and (ii) fully exploit the Patent Rights.

     7.2 MRT Reinstatement. Lucas and MRT shall take all actions necessary to reinstate the good standing status of MRT in Delaware and Indiana forthwith after funds are made available to MRT by Buyer Pursuant to Section 1.2(b), above (the "Reinstatement").

     7.3 Resolution of Litigation. Lucas and MRT shall use their best efforts to effect settlements of the class action litigation pending against MRT in Delaware and Texas.

     7.4 MRT Board Action. Promptly after the Reinstatement, MRT shall convene a meeting of its board of directors for the purpose of ratifying the execution and delivery of this Agreement and the Related Seller Agreements and the consummation of the transactions contemplated hereby and thereby. Lucas shall use his best efforts to cause the board of directors to approve the aforesaid ratification.

     7.5 MRI Reinstatement. Lucas and MRI shall take all actions necessary to reinstate the good standing status of MRI in Indiana forthwith after funds are made available to MRI by Buyer Pursuant to Section 1.2(b).

ARTICLE 8 - NON-COMPETITION.

     8.1 Non-Competition. Each of the Seller Parties covenants and agrees that for a period of three (3) years following the Closing Date, no Seller Party shall, in any portion of the United States, Canada or the European Union, engage, directly or indirectly, whether as principal, agent, officer, director, employer, employee, consultant, partner, shareholder of any person, firm, corporation or other entity or group or otherwise, alone or in association with any other person firm, corporation or other entity or group, in any Competing Business. For purposes of this Agreement, the term "Competing Business" shall mean any person, firm, corporation or other entity or group that offers or sells or attempts to offer or sell any product or services that are the same as, or similar to, or otherwise competes with the products or services offered or sold by the Buyer or any of its affiliates, successors or assigns. Notwithstanding the foregoing, a Seller Party is not precluded from (i) maintaining a passive investment in publicly held entities provided that the Seller Party does not have more than a five percent (5%) beneficial ownership in any such entity or
(ii) serving as an officer or director of any entity, the majority of the voting securities of which is owned, directly or indirectly, by the Buyer.

     8.2. Non-Solicitation of Customers and Suppliers. Each of the Seller Parties agrees that no Seller Party shall, as a principal, agent, officer, director, employer, employee, consultant, partner or shareholder of any person, firm, corporation or other entity or group, or in any individual representative capacity whatsoever or otherwise, directly or indirectly, solicit the trade of, or trade with, any customer, prospective customer, supplier, or prospective supplier of Buyer or any of its affiliates, successors or assigns for any purpose other than for the benefit of Buyer. The Seller Parties further agree that for three (3) years following the Closing Date for any reason, a Seller Party shall not, directly or indirectly, solicit the trade of, or trade with, any customers or suppliers, or prospective customers or suppliers, of Buyer or any of its affiliates, successors or assigns. Notwithstanding the foregoing, Seller Parties are not precluded from (i) maintaining a passive investment in publicly held entities provided that the Seller Party does not have more than a five percent (5%) beneficial ownership in any such entity or (ii) serving as an officer or director of any entity, the majority of the voting securities of which is owned, directly or indirectly, by the Buyer.

     8.3 Non-Solicitation of Employees, Etc. Each of the Seller Parties agrees that following the Closing Date for a period of three (3) years, no Seller Party shall, as a principal, agent, employee, employer, consultant, officer, director, shareholder or partner of any person, firm, corporation or other entity or group or in any individual representative capacity whatsoever or otherwise, directly or indirectly, without the prior express written consent of Buyer approach, counsel or attempt to induce any person who is then in the employ of, or then serving as independent contractor with, Buyer or any affiliate, successor or assign thereof to leave the employ of, or terminate such independent contractor relationship with, Buyer or such affiliate, successor or assign or employ or attempt to employ any such person or persons who at any time during the preceding six (6) months was in the employ of, Buyer or any such affiliate, successor or assign. Notwithstanding the foregoing, the Seller Parties are not precluded from (i) maintaining a passive investment in publicly held entities provided that the Seller Party does not have more than a five percent (5%) beneficial ownership in any such entity or (ii) serving as an officer or director of any entity, the majority of the voting securities of which is owed, directly or indirectly, by Buyer.

     8.4. Non-Disclosure of Confidential Information. Each Seller Party agrees to hold and safeguard all confidential information with respect to the Business, the Patent Rights and Buyer ("Confidential Information") in trust for Buyer, its successors and assigns and agrees that the Seller Party shall not, without the prior written consent of Buyer, misappropriate or disclose or make available to anyone for use outside Buyer's organization at any time, any of the Confidential Information, whether or not developed by the Seller Party, except as required in the performance of a Seller Party's duties to Buyer.

     8.5. Damages. Because of the difficulty of measuring economic losses to Buyer as a result of any breach by a Seller Party of its covenants in Sections 8.1, 8.2, 8.3 and 8.4, above, and because of the immediate and irreparable damage that could be caused to Buyer for which it would have no other adequate remedy, in the event of any such breach, each Seller Party agrees that Buyer may enforce the provisions of this Article 8 by injunctions and restraining orders against that Seller Party if it breaches any of those provisions.

     8.6. Reasonable  Restraint.  The Parties each agree that Sections 8.1, 8.2,
8.3 and 8.4 impose a reasonable restraint on the Seller Parties in light of the activities and business of Buyer on the date hereof and the current business plans of Buyer.

     8.7 Severability; Reformation. The covenants in this Article 8 are severable and separate, and the unenforceability of any specific covenant in this Article 8 is not intended by any Party, and shall not, affect the provisions of any other covenant in this Article 8. If any court of competent jurisdiction shall determine that the scope, time or territorial restrictions set forth in Sections 8.1, 8.2, 8.3 and 8.4 are unreasonable as applied to any Seller Party, the Parties, including that Seller Party, acknowledge their mutual intention and agreement that those restrictions be enforced to the fullest extent the court deems reasonable, and thereby shall be reformed to that extent as applied to that Seller Party and any other Seller Party similarly situated.

     8.8. Independent Covenant. All the covenants in this Article 8 are intended by each Party, and shall, be construed as an agreement independent of any other provision in this Agreement, and the existence of any claim or cause of action of any Seller Party against Buyer, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Buyer of any covenant in this Article 8. It is specifically agreed that the period specified in Sections 8.1, 8.2, 8.3 and 8.4 shall be computed in the case of each Seller Party by excluding from that computation any time during which that Seller Party is in violation of any provision of Sections 8.1, 8.2, 8.3 and 8.4. The covenants contained in this Article 8 shall not be affected by any breach of any other provision hereof by any Party.

     8.9. Materiality. Buyer and each Seller Party, severally and not jointly with any other person, hereby agree that this Article 8 is a material and substantial part of the transactions contemplated hereby.

ARTICLE 9 - TRANSFER TAXES AND OTHER COSTS

Sellers shall be responsible for all income, gain, sales, use, transfer, conveyance, excise, documentary and other governmental taxes, duties, charges, fees, imposts and assessments, and all interest and penalties thereon, imposed at any time by any taxing authority with respect to this Agreement, the sale, assignment or delivery of the Assets or the consummation of the transactions contemplated hereby or the Related Seller Agreements (the "Transactional Taxes").

ARTICLE 10 - SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

     10.1 Survival of Representations of Buyer. The representations and warranties set forth in Article 2, above, or certificate or instrument delivered by or on behalf of Buyer, shall survive the Closing for a period of three (3) years. Notwithstanding anything contained herein to the contrary, Sellers shall have the right to commence a suit, action or proceeding after the expiration of such three-year period with respect to claims arising out of or relating to such representations and warranties that shall have been asserted in writing by Sellers before the expiration of such three-year period.

     10.2 Survival of Representations of Sellers and Shareholders. The representations and warranties of Sellers set forth in Article 3, above, and in any Related Seller Agreement or certificate or instrument delivered by or on behalf of Sellers, shall survive the Closing for a period of three (3) years. Notwithstanding anything contained herein to the contrary, Buyer shall have the right to commence a suit, action or proceeding after the expiration of such three-year period with respect to claims arising out of or relating to such representations and warranties that shall have been asserted in writing by Buyer before the expiration of such three-year period.

     10.3 Indemnification by the Seller Parties. Each of the Seller Parties, jointly and severally (collectively, the "Seller Indemnitors" and, together with Buyer as an indemnitor under Section 10.4 below, each an "Indemnitor"), agrees to indemnify and hold harmless Buyer and each of Buyer's officers, directors, shareholders (other than MRT), employees, agents and attorneys (each a "Buyer Indemnified Party"), against any losses, claims, damages, liabilities, penalties, actions, proceedings or judgments (collectively, "Losses") to which a Buyer Indemnified Party may become subject related to or arising out of (a) any breach by any of the Seller Parties; of any covenant or agreement contained in this Agreement or in any of the Related Seller Agreements; (b) any breach by any of the Seller Parties of any of the warranties or representations set forth in
Article 3, above, or in any of the Related Seller Agreements; (c) any of the Transactional Taxes; or (d) any of the Liabilities and will reimburse a Buyer Indemnified Party for all legal and other expenses, including reasonable attorneys' fees incurred by such Buyer Indemnified Party in connection with investigating, defending or settling any Loss whether or not in connection with pending or threatened litigation in which such Buyer Indemnified Party is a party. Any reference to an "Indemnitor" in the singular in this Article 10 shall not be deemed to limit in any way the joint and several liability of each of the Seller Indemnitors.

     10.4 Indemnification by Buyer. Buyer agrees to indemnify and hold harmless each Seller and each of Seller's officers, directors, shareholders, employees, agents and attorneys (each a "Seller Indemnified Party" and, together with the Buyer Indemnified Parties, collectively, the "Indemnified Parties" and, individually, an "Indemnified Party"), against any Losses, to which a Seller Indemnified Party may become subject related to or arising out of any breach by Buyer of any of the representations and warranties contained in Article 2, above, and will reimburse Seller Indemnified Party for all legal and other expenses, including reasonable attorneys' fees incurred by such Seller Indemnified Party in connection with investigating, defending or settling any Loss whether or not in connection with pending or threatened litigation in which such Indemnified Party is a party.

     10.5 Notice. Upon obtaining knowledge thereof, an Indemnified Party shall promptly give each Indemnitor written notice of any Loss that the Indemnified Party has determined has given, or could give, rise to a claim for indemnification hereunder (a "Notice of Claim"); provided, however, that, any delay in giving such notice shall not excuse an Indemnitor unless such Indemnitor is materially prejudiced by such delay. A Notice of Claim shall specify in reasonable detail the nature and all known particulars related to the Loss for which indemnification is sought under this Article 10. Each Indemnitor shall commence to perform its obligations in respect of all Losses described in a Notice of Claim within fifteen (15) days after the giving of such Notice of Claim. Each Indemnitor shall keep an Indemnified Party informed on a regular basis of material matters relating to proceedings for which indemnification is being provided under this Article 10.

     10.6 Procedure. An Indemnified Party shall have the right, but not the obligation, to control the defense of any pending or threatened litigation or investigation pertaining to any Losses or potential Losses and shall be entitled to receive reimbursement of expenses on a monthly basis prior to any final determination of any investigation or litigation within thirty (30) days after giving notice in reasonable detail of the expenses incurred. The Indemnified Party, if it chooses not to control such defense, shall have the right, but not the obligation, to participate, at its own cost and expense, in the defense, contest or other opposition of any Loss through legal counsel selected by it and shall have the right, but not the obligation, to assert any and all cross-claims or counterclaims that it may have. The Indemnified Party shall, at Indemnitor's expense, (a) at all times cooperate in all reasonable ways with, make its relevant files and records available for inspection and copying by, make its employees reasonably available to and otherwise render reasonable assistance to each Indemnitor upon request, and (b) not compromise or settle such Loss without the prior written consent of each Indemnitor, which consent shall not be unreasonably withheld. If an Indemnitor fails to perform its obligations under this Article 10, or if an Indemnitor shall have informed the Indemnified Party in writing in accordance herewith that the Indemnitor does not have an indemnification obligation hereunder in respect of any Loss, then the Indemnified Party shall have the right, but not the obligation, to take the actions that such Indemnitor would have had the right to take in connection with the performance of such obligations and, if the Indemnified Party is entitled to indemnification hereunder in respect of the event or circumstance as to which the Indemnified Party takes such actions, then an Indemnitor shall, in addition to indemnifying the Indemnified Party for the Loss, indemnify the Indemnified Party for all of the legal, accounting and other costs, fees and expenses reasonably and actually incurred in connection with such actions taken by the Indemnified Party. If an Indemnitor proposes to settle or compromise any Loss, each Indemnitor shall give written notice to that effect (together with a statement in reasonable detail of the terms and conditions of such settlement or compromise) to the Indemnified Party a reasonable time prior to effecting such settlement or compromise. Notwithstanding anything contained herein to the contrary, the Indemnified Party shall have the right to object to the settlement or compromise of any such Loss whereupon (i) the Indemnified Party will assume the defense, contest or other opposition of any such Loss for its own account and as if it were an Indemnitor and (ii) each Indemnitor shall be released from any and all liability with respect to any such Loss to the extent that such liability exceeds the liability which an Indemnitor would have had in respect of such a settlement or compromise.

     10.7 Option of Buyer.  If Buyer is entitled to  indemnification  under this
Article 10, in lieu of receiving all or any amount of cash due in connection with such indemnification thereof, Buyer shall be entitled, at the option of Young, to require any or all of the Sellers to surrender to Buyer a number of Buyer Shares based on the amount of the Losses for which such indemnification is sought with Buyer being entitled to one (1) Buyer Share for each U.S. dollar of the amount of such Losses. Sellers agree that any failure by any Seller to deliver to Buyer a certificate representing Buyer Shares pursuant to this
Section 10.7 shall not prevent Buyer from deeming such Buyer Shares to have been transferred or prevent Buyer from deeming the certificate or certificates, as the case may be, cancelled and of no further force and/or effect, if such surrender is otherwise called for by this Section 10.7. In addition, execution of this Agreement by the Sellers shall be deemed to constitute the granting by Sellers of powers of attorney to Buyer to effect the surrender of Buyer Shares and cancellation of the certificates therefore in accordance with this Section
10.7. If MRT becomes a holder of any of the Buyer Shares, MRT agrees to be bound by this Section 10.7.

ARTICLE 11 - RISK OF LOSS

If prior to the Closing all or a Material part (as defined below in this Article
11) of the Real Property or the ZRI Assets is destroyed by fire or the elements or by any other cause or is taken by eminent domain (collectively, a "Casualty"), Buyer may, by notice to Seller (as defined below in this Article
11) given prior to the completion of the Closing, elect to terminate this Agreement. In the event that Buyer shall so elect, the Parties shall be relieved and released of and from any further liability hereunder (except as otherwise provided herein). Unless this Agreement is so terminated, or if only an Immaterial part (as defined below in this Article 11) of the Real Property or the ZRI Assets is destroyed or damaged by fire or other cause under circumstances in which the entire loss (less than amount of any deductible) is covered by insurance or is taken by eminent domain, this Agreement shall remain in full force and effect, and Seller at the Closing shall pay to Buyer any sums of money collected by Seller under policies of insurance, after deducting reasonable collection costs, and in addition Seller shall assign, transfer and set over to the Buyer all of Seller's right, title and interest in and to such policies and any further sums payable thereunder and all of the Sellers' right, title and interest in and to any awards by reason of such taking by eminent domain. In such circumstances Seller shall file its proof of loss promptly (or authorize and empower the Buyer to do so) and cooperate with the Buyer in the processing and adjustment of such claim. As used in this Article 11, "Material" means destruction or damage which is not repaired or restored prior to the Closing and which results in five percent (5%) or more of the Real Property being rendered unoccupiable or five percent (5%) or more of the ZRI Assets being rendered unusable for the purposes of conducting the Business. "Immaterial" means destruction or damage which is not Material. The provisions of this
Article 11 shall survive the Closing. For purposes of this Article 11, herein, the term "Seller" shall be deemed to refer to Powerscourt with respect to the Real Property, and ZRI with respect to the ZRI Assets.

ARTICLE 12 - PUBLICITY

None of the Seller Parties shall issue any press release or make any public announcement relating to the subject matter of this Agreement or otherwise publicize the execution and delivery of this Agreement, the provisions hereof or the transactions contemplated hereby without the prior written approval of the form and content of such press release or publicity by Young.



ARTICLE 13 - NOTICES

Any notices, demands or other communication given in connection herewith shall be in writing and be deemed given (i) when personally delivered, (ii) sent by facsimile transmission to a number provided in writing by the addressee and a confirmation of the transmission is received by the sender, or (iii) three (3) days after being deposited for delivery with a recognized overnight courier, such as FedEx, with directions to deliver within three (3) days, and addressed or sent, as the case may be, to the address or facsimile number set forth below or to such other address or facsimile number as such Party may designate in accordance herewith:

                  When Buyer is the intended recipient:

                           Metals Investment Trust Ltd.
                           2nd Floor
                           Berkeley Square House
                           Berkeley Square
                           London, England  W1X 6EA
                           Attention:  Martin Young
                           Telephone:  011-44-171-887-6045
                           Telecopy No.: 011-44-171-887-6540

                  with a copy to:

                           Kelley Drye & Warren LLP
                           1200 19th Street, N.W.
                           Suite 500
                           Washington, D.C.  20036
                           Attention:  Robert C. Boehm, P.A.
                           Telephone:  (202) 955-9600
                           Telecopy No.:  (202)955-9792

                  When any of the Seller Parties are the intended recipients:

                           Michael Lucas
                           415 East 151st Street
                           East Chicago, IN  46312
                           Telephone: (219) 397-6261
                           Telecopy No.: (219) 397-6234

                  with a copy to:

                           Stein Simpson & Rosen, P.A.
                           Two University Plaza, Suite 109
                           Hackensack, New Jersey 07601-6202
                           Attention:  David B. Simpson, Esq.
                           Telephone:  (201) 342-0062
                           Telecopy No.:  (201) 342-1821

ARTICLE 14 - CERTAIN EXPENSES

Except as otherwise provided in this Agreement and regardless of whether the transactions contemplated by this Agreement are consummated, each Party agrees to pay all expenses, fees and costs (including, without limitation, legal and accounting expenses) incurred by it in connection with the transactions contemplated hereby.

ARTICLE 15 - GOVERNING LAW; FORUM

The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of New York (without giving effect to the laws, rules or principles of the State of New York regarding conflicts of laws). Each Party agrees that any proceeding arising out of or relating to this Agreement or the breach or threatened breach of this Agreement may be commenced and prosecuted in a state court in the county of New York, State of New York. Each Party consents and submits to the non-exclusive personal jurisdiction of any such court in respect of any such proceeding. Each Party consents to service of process upon it with respect to any such proceeding by registered mail, return receipt requested, and by any other means permitted by applicable laws and rules. Each Party waives any objection that it may now or hereafter have to the laying of venue of any such proceeding in any such court and any claim that it may now or hereafter have that any such proceeding in any such court has been brought in an inconvenient forum.

ARTICLE 16 - BINDING EFFECT; ASSIGNMENT; THIRD PARTY BENEFICIARIES

This Agreement shall be binding upon the Parties and their respective successors and assigns and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No Party shall assign any of its rights or delegate any of its duties under this Agreement (by operation of law or otherwise) without the prior written consent of the other Parties. Any assignment of rights or delegation of duties under this Agreement by a Party without the prior written consent of the other Parties shall be void. No person (including, without limitation, any employee of a Party) shall be, or be deemed to be, a third party beneficiary of this Agreement.

ARTICLE 17 - ENTIRE AGREEMENT

This Agreement together with the Exhibits and Schedules attached hereto and the agreements, certificates and instruments delivered pursuant hereto constitutes the entire agreement among the Parties with respect to the subject matter hereof and cancels and supersedes all of the previous or contemporaneous agreements, representations, warranties and understandings (whether oral or written) by, between or among the Parties with respect to the subject matter hereof.

ARTICLE 18 - FURTHER ASSURANCES

At any time and from time to time after the Closing, each Party shall, at its own cost and expense, execute, deliver and acknowledge such other documents and take such further actions as may be reasonably requested by the other Party in order to fully perform such Party's obligations as contemplated hereby.

ARTICLE 19 - AMENDMENTS

No addition to, and no cancellation, renewal, extension, modification or amendment of, this Agreement shall be binding upon a Party unless such addition, cancellation, renewal, extension, modification or amendment is set forth in a written instrument that states that it adds to, amends, cancels, renews, extends or modifies this Agreement and is executed and delivered by each Party.

ARTICLE 20 - WAIVERS

No waiver of any provision of this Agreement shall be binding upon a Party unless such waiver is expressly set forth in a written instrument that is executed and delivered by such Party. Such waiver shall be effective only to the extent specifically set forth in such written instrument. Neither the exercise (from time to time and at any time) by a Party of, nor the delay or failure (at any time or for any period of time) to exercise, any right, power or remedy shall constitute a waiver of the right to exercise, or impair, limit or restrict the exercise of, such right, power or remedy or any other right, power or remedy at any time and from time to time thereafter. No waiver of any right, power or remedy of a Party shall be deemed to be a waiver of any other right, power or remedy of such Party or shall, except to the extent so waived, impair, limit or restrict the exercise of such right, power or remedy.

ARTICLE 21 - HEADINGS; COUNTERPARTS

The headings set forth in this Agreement have been inserted for convenience of reference only, shall not be considered a part of this Agreement and shall not limit, modify or affect in any way the meaning or interpretation of this Agreement. This Agreement, and any agreement delivered pursuant hereto, may be signed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

ARTICLE 22 - SEVERABILITY

If any provision of this Agreement shall be held to be invalid, unenforceable or illegal, in whole or in part, in any jurisdiction under any circumstances for any reason, (i) such provision shall be reformed to the minimum extent necessary to cause such provision to be valid, enforceable and legal while preserving the intent of the Parties as expressed in, and the benefits to the Parties provided by, this Agreement or (ii) if such provision cannot be so reformed, such provision shall be severed from this Agreement and an equitable adjustment shall be made to this Agreement (including, without limitation, addition of necessary further provisions to this Agreement) so as to give effect to the intent as so expressed and the benefits so provided. Such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances. Neither such holding nor such reformation or severance shall affect or impair the legality, validity or enforceability of any other provision of this Agreement.

ARTICLE 23 - RIGHTS AND REMEDIES

All rights, powers and remedies afforded to a Party under this Agreement, by law or otherwise, shall be cumulative (and not alternative) and shall not preclude assertion or seeking by a Party of any other rights or remedies.

ARTICLE 24 - CERTAIN DEFINITIONS

As used herein, the word "person" shall include an individual and an entity of any kind and the neuter gender shall be deemed to include both the masculine and feminine genders, as the case may be. The Terms "herein," "hereunder," "hereof" or similar terms shall, unless otherwise indicated, refer to this Agreement as a whole and not to any particular provision or provisions of this Agreement.

     IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the date first above written.

METALS INVESTMENT TRUST LTD.

By: /s/ Martin Young /s/

Name: ___________________________

Title: CEO


METAL RECOVERY INDUSTRIES, INC.

By: /s/ Michael Lucas /s/

Name: ___________________________

Title: President


ZINC RECOVERY, INC.

By: /s/ Michael Lucas /s/

Name: ___________________________

Title: President


POWERSCOURT LIMITED

By: /s/ Michael Lucas /s/

Name: ___________________________

Title: President


METAL RECOVERY TECHNOLOGIES, INC.

By: /s/ Michael Lucas /s/

Name: ___________________________

Title: President


/s/ Michael Lucas /s/
---------------------------------
Michael Lucas, Individually

                               Schedule 1.1(a)(i)


                         [Description of Real Property]

                                 Exhibit 1.1(a)

                                  WARRANTY DEED


[Indiana]

THIS INDENTURE WITNESSETH, That Powerscourt Limited, a company organized and existing under the laws of the British Virgin Islands ("Grantor"), conveys and warrants to Metals Investment Trust Ltd., a company organized under the laws of England and Wales Grantee"), for valuable consideration, the receipt of which is hereby acknowledged, the real estate in Lake County, Indiana, more particularly described in the attached Exhibit A.

     Subject to any and all easements, agreements and restrictions of record. The address of such real estate is commonly known as 415 East 151st Street, East Chicago, Indiana.

     Tax bills should be sent to Grantee at such address.

     The undersigned persons executing this deed on behalf of Grantor represents and certifies that he is a manager of Grantor and has been fully empowered, by proper action of Grantor, to execute and deliver this deed; the Grantor has full capacity to convey the real estate described herein; and that all necessary actions for the making of such conveyance has been taken and done.

                                 Exhibit 1.1(a)
                                   (continued)

     IN WITNESS WHEREOF, Grantor has executed this deed this __________ day of _______________, 199__.

                                               POWERSCOURT LIMITED
ATTEST:


By:                                            By:
                                               Name
                                               Title



STATE OF                 )
                                 SS:
COUNTY OF                )

     Before me, a Notary Public in and for said County and State, personally appeared ___________________, the ___________________ of Powerscourt Limited,
who acknowledged execution of the foregoing Deed for and on behalf of said Grantor, and who, having been duly sworn, stated that the representations therein contained are true.

Witness my hand and Notarial Seal this ______ day of ___________, 199__.



My commission expires:

                                                                 , Notary Public

This instrument was prepared by Kelley Drye & Warren LLP.

                                    Exhibit A

                               [To Exhibit 1.1(a)]

                               Schedule 1.1(a)(ii)


                          [PERMITTED TITLE EXCEPTIONS]

                                Exhibit 1.1(b)(i)


                             [Attach Copy of Patent]

                               Exhibit 1.1(b)(ii)


                       [Attach Copy of Patent Application]

                               Exhibit 1.1(b)(iii)


                                   ASSIGNMENT
                   ("Process for Dezincing Galvanized Steel")

     The undersigned, Metal Recovery Industries (U.S.) Inc. ("Assignor"), owns a certain patent set forth in U.S. Patent No. 5,779,878 issued on July 14, 1998 entitled "Process for Dezincing Galvanized Steel" (the "PATENT") and Metals Investment Trust Limited (together with its successors and assigns, "Assignee") is desirous of acquiring the title, right, benefit and privilege to the PATENT and of confirming the same or any part thereof heretofore acquired by Assignee.

     Now, therefore, for valuable consideration furnished by Assignee to Assignor, receipt and sufficiency of which Assignor hereby acknowledges, Assignor hereby, without reservation:

     1. Assigns and conveys to and confirms in Assignee the entire right, title and interest in and to the PATENT, and any reissues and extensions of the PATENT granted for the inventions and discoveries based upon the PATENT and upon which the PATENT is based, any foreign applications, including, without limitation, PCT Patent Application No. PCT/US98/08296 entitled "Process for Dezincing Galvanized Steel," based in whole or in part on the PATENT, any and all patents (including extensions thereof) of any country based in whole or in part upon the PATENT (including extensions thereof), and every priority right that is or may be predicated upon or arise from the PATENT;

     2. Authorizes and requests the Commissioner of Patents of the United States of America and the empowered officials of all other governments to issue or transfer the PATENT to Assignee, as assignee of the entire right, title and interest therein or otherwise as Assignee may direct, including, without limitation, the right to correct inventorship to include Assignee as a named inventor who was inadvertently omitted from being named in the patent application that was filed, which resulted in the PATENT;

     3. Warrants that Assignor has not knowingly conveyed to others any right in the PATENT or any license to use the same or to make, use or sell anything embodying or utilizing any of the PATENT; and that Assignor has good authority to assign the same to Assignee without encumbrance;

     4. Binds the successors, assigns and legal representatives, as well as Assignor to do, upon Assignee's request and at its expense, but without additional consideration to Assignor or its successors, assigns and legal representatives, all acts reasonably serving to assure that the PATENT shall be held and enjoyed by Assignee as fully and entirely as the same could have been held and enjoyed by Assignor or its successors and assigns if this assignment had not been made; and particularly to execute and deliver to Assignee all lawful application documents, including petitions, specifications, oaths and all assignments, disclaimers and lawful affidavits in form and substance as may be requested by Assignee; to communicate to Assignee all facts known to Assignor relating to the PATENT or the history thereof; and to furnish Assignee with

                               Exhibit 1.1(b)(iii)
                                   (continued)


any and all documents in Assignor's control or in the control of Assignor's successors and assigns and that may be useful for establishing the facts of the inventions and discoveries upon which the PATENT is based.

     The effective date of this instrument is December 7, 1998.

     In testimony of which the undersigned has executed this document by its duly authorized officer.


METAL RECOVERY INDUSTRIES (U.S.) INC.

By: /s/ Michael Lucas /s/

Name: ______________________

Title: President

                               Exhibit 1.1(b)(iii)
                                   (continued)


                                   ASSIGNMENT
                       ("Process for Dezincing Galvanized
                 Steel Using An Electrically Isolated Conveyor")

     The undersigned, Metal Recovery Industries (U.S.) Inc. ("Assignor"), owns a certain application for a United States patent Serial No. 08/680,345 filed July 17, 1996 entitled "Process for Dezincing Galvanized Steel Using An Electrically Isolated Conveyor" (the "APPLICATION") and Metals Investment Trust Limited (together with its successors and assigns, "Assignee") is desirous of acquiring the title, right, benefit and privilege to the APPLICATION and of confirming the same or any part thereof heretofore acquired by Assignee.

     Now, therefore, for valuable consideration furnished by Assignee to Assignor, receipt and sufficiency of which Assignor hereby acknowledges, Assignor hereby, without reservation:

     1. Assigns and conveys to and confirms in Assignee the entire right, title and interest in and to the APPLICATION, any other United States applications (including divisional, continuing or reissue applications) based in whole or in part on the APPLICATION, and any foreign applications, including, without limitation, PCT Patent Application No. PCT/US98/08289 entitled "Process for Dezincing Galvanized Steel Using An Electrically Isolated Conveyor," based in whole or in part on the APPLICATION, any and all patents (including extensions thereof) of any country that have been or may be granted on the APPLICATION, and every priority right that is or may be predicated upon or arise from the APPLICATION;

     2. Authorizes and requests the Commissioner of Patents of the United States of America and the empowered officials of all other governments to issue or transfer the APPLICATION to Assignee, as assignee of the entire right, title and interest therein or otherwise as Assignee may direct, including, without limitation, the right to correct inventorship to include Assignee as a named inventor who was inadvertently omitted from being named in the APPLICATION; 3. Warrants that Assignor has not knowingly conveyed to others any right in the APPLICATION or any license to use the same or to make, use or sell anything embodying or utilizing any of the APPLICATION; and that Assignor has good authority to assign the same to Assignee without encumbrance;

     4. Binds the successors and legal representatives, as well as Assignor to do, upon Assignee's request and at its expense, but without additional consideration to Assignor or its successors, assigns and legal representatives, all acts reasonably serving to assure that the APPLICATION, and any registration that results therefrom, shall be held and enjoyed by Assignee as fully and entirely as the same could have been held and enjoyed by Assignor or its successors and assigns if this assignment had not been made; and particularly to execute and


                               Exhibit 1.1(b)(iii)
                                   (continued)


deliver to Assignee all lawful application documents, including petitions, specifications, oaths and all assignments, disclaimers and lawful affidavits in form and substance as may be requested by Assignee; to communicate to Assignee all facts known to me relating to the APPLICATION or the history thereof; and to furnish Assignee with any and all documents in Assignor's control or in the control of Assignor or its successors and assigns and that may be useful for establishing the facts of the inventions and discoveries upon which the APPLICATION is based.

     The effective date of this instrument is December 7, 1998. In testimony of which the undersigned has executed this document by its duly authorized officer.

METAL RECOVERY INDUSTRIES (U.S.) INC.

By: /s/ Michael Lucas /s/

Name: ____________________

Title: President

                                 Schedule 1.1(c)

Zinc Recovery (East Chicago) Inc.

Inventory
2 Feed Conveyors
Dezinc Drum and tank with 100HP Drive 3 Lift Drums with 10HP Drives 3 Rinse Tanks Discharge Conveyor Low Pressure Boiler Cooling Tower 7 20,000 gal(US) Vertical Storage Tanks 2 10,000 gal(US) Horizontal Storage Tanks 3 Electrowin Tanks Copper Buss and Plates for 1 Electrowin Tank 6 Misc. Pumps Rotary Drum Filter Rotary Pan Filter 40 HP Vacuum Pump Complete Motor Control Center Fork Lift Miscellaneous. Tools Miscellaneous Office Furniture 5 Pentium Computers Miscellaneous Laboratory Equipment

                                 Exhibit 1.1(c)

                                  BILL OF SALE

     THIS BILL OF SALE ("Bill of Sale"), is made effective as of December 7, 1998, by Zinc Recovery (East Chicago), Inc. ("Seller");

                                    RECITALS

     WHEREAS, Seller, Metals Investment Trust Ltd. ("Buyer") and certain other Parties have entered into that certain Asset Purchase and Sale Agreement, dated as of ______________, 1998 (the "Asset Purchase Agreement") (capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Asset Purchase Agreement), whereby Seller has agreed to sell, transfer, assign, convey, and deliver to Buyer the assets identified on Schedule A attached hereto (the "Assets"), at the Closing in consideration for the payment by Buyer to Seller of the consideration specified in the Asset Purchase Agreement; and

     WHEREAS, the parties desire that this Bill of Sale shall and does formalize certain of the conveyances and transactions contemplated by the Asset Purchase Agreement.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS: that, for good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, and the performance by Buyer of its obligations set forth in the Asset Purchase Agreement, including payment of the Purchase Price with respect to the Assets, receipt of which is hereby acknowledged by Seller, Seller does hereby bargain, sell, transfer, assign, convey and deliver to Buyer free and clear of all security interests, pledges, liens, claims and encumbrances of every kind and nature, the Assets.

     TO HAVE AND TO HOLD all of the Assets unto Buyer, its successors and assigns, forever.

     Seller covenants that it will do or cause to be done all such further acts, and shall execute and deliver, or cause to be executed and delivered, all transfers, assignments and conveyances, evidences of title, notices, powers of attorney, and assurances necessary or desirable to put Buyer and its successors and assigns, in actual possession and operating control of the Assets, or as Buyer shall reasonably require to better assure and confirm title of Buyer to the Assets.

     Seller hereby constitutes and appoints Buyer the true and lawful attorney of Seller, with full power of substitution, in the name and stead of Seller or otherwise, for the account and benefit of Buyer:

          (i) to demand and receive from time to time any and all of the Assets;

          (ii) to give receipts and releases for and in respect to the Assets or any part thereof; and

                                 Exhibit 1.1(c)
                                   (continued)


          (iii) to give any notices and to do all acts and things in relation to the Assets as Buyer shall deem desirable, including, but not limited to, executing any and all legal or administrative documents or proceedings to assert or enforce any claim, right or title in or to any of the Assets.

     Seller hereby represents and warrants that: (i) it is the lawful owner of all of the Assets; (ii) that all of the Assets are free and clear of all security interests, pledges, liens, claims and encumbrances of every kind and nature; and (iii) that Seller has good right and lawful authority to bargain and sell the Assets and the rights transferred in connection therewith in the manner and form set forth herein. Seller further warrants and agrees that it shall defend for the benefit of Buyer, at Seller's sole cost and expense, the Assets and rights transferred in connection therewith against all claims and demands of any individual, firm, corporation or entity whatsoever.

     IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale as of the day and year first above written.

ZINC RECOVERY (EAST CHICAGO), INC.


By: /s/ Michael Lucas /s/

Name: ___________________________

Title: President


     The foregoing Bill of Sale is hereby accepted, as of December 7, 1998.


METAL INVESTMENT TRUST LTD.


By: /s/ Martin Young /s/

Name: ___________________________

Title: CEO

                          Schedule A to Exhibit 1.1(c)


Zinc Recovery (East Chicago) Inc.

Inventory
2 Feed Conveyors
Dezinc Drum and tank with 100HP Drive 3 Lift Drums with 10HP Drives 3 Rinse Tanks Discharge Conveyor Low Pressure Boiler Cooling Tower 7 20,000 gal(US) Vertical Storage Tanks 2 10,000 gal(US) Horizontal Storage Tanks 3 Electrowin Tanks Copper Buss and Plates for 1 Electrowin Tank 6 Misc. Pumps Rotary Drum Filter Rotary Pan Filter 40 HP Vacuum Pump Complete Motor Control Center Fork Lift Miscellaneous. Tools Miscellaneous Office Furniture 5 Pentium Computers Miscellaneous Laboratory Equipment

                                 Schedule 1.2(a)


                     Outstanding Items to be Paid at Closing

Creditor                                     Amount                  Debtor

America National Bank                        $20,000                 MRI

State of Delaware (franchise tax)            $57,500                 MRT*

Lake County, Indiana                         $212,500                Powerscourt

Class Action Escrow Account                  $175,000                MRT*

Richards, Layton & Finger                    $35,000                 MRT*



*MRI owes in excess of the aggregate of these amounts to MRT; accordingly, MRI will permit these amounts to paid on behalf of MRT.

                                  Schedule 3.4

                                      None

                                  Schedule 3.5

Permit for the operation of a low pressure boiler

                                 Schedule 3.6(a)
See Schedule 3.9

                                 Schedule 3.6(b)


Unpaid payroll Taxes


MRI                                 $150,634

ZRI                                  $36,799

                                 Schedule 3.6(c)


USA federal (Form 1120) and state income tax returns filed for MRT, MRI and ZRI for tax years 1993 through 1997. None of the returns have been audited, nor has there been a notice of audit issued for any of the returns. No taxes owed for any such tax years.

                                 Schedule 3.6(e)


Zinc Recovery (East Chicago) Inc.
Balance Sheet as of 30th September 1998

ASSETS
          Cash                                                            26,791
          Property Plant & Equipment                                   3,333,682
                                                                      $3,360,473
LIABILITIES
          Accounts payable                                                15,425
          Loan - MRI                                                   3,000,000
          Loan - MRT                                                     345,048
                                                                     -----------
                                                                      $3,360,473

Metal Recovery Industries (US) Inc.
Balance Sheet as of 30th September 1998

ASSETS
          Patent                                                       2,500,000
          Due from Zinc Recovery                                       3,000,000
                                                                      $5,500,000
LIABILITIES
          Accounts payable                                             1,652,294
          Due to MRT                                                   8,040,879
          D.O.E. Grant                                                   505,000
                                                                     -----------
                                                                     $10,198,173

Stockholders equity                                                  (4,698,173)
                                                                     $ 5,500,000

                                 Schedule 3.6(e)
                                   (continued)


Metal Recovery Technologies Inc.
Balance Sheet as of 30th September 1998

ASSETS
          Cash                                                            38,528
          Due from MRI                                                 8,040,879
          Due from Zinc Recovery                                         345,048
                                                                     -----------
                                                                      $8,424,455
LIABILITIES
          Accounts payable                                               807,426
          Convertible loan                                             2,750,901
          Lawsuit settlement                                           2,375,000
                                                                       ---------
                                                                      5,9343,127

Stockholders equity                                                    2,491,328
                                                                      $8,424,455

                                 Exhibit 3.6(e)


Zinc Recovery (East Chicago) Inc.
Balance Sheet as of 30th September 1998

ASSETS
          Cash                                                            26,791
          Property Plant & Equipment                                   3,333,682
                                                                      $3,360,473
LIABILITIES
          Accounts payable                                                15,425
          Loan - MRI                                                   3,000,000
          Loan - MRT                                                     345,048
                                                                     -----------
                                                                      $3,360,473

Metal Recovery Industries (US) Inc.
Balance Sheet as of 30th September 1998

ASSETS
          Patent                                                       2,500,000
          Due from Zinc Recovery                                       3,000,000
                                                                      $5,500,000
LIABILITIES
          Accounts payable                                             1,652,294
          Due to MRT                                                   8,040,879
          D.O.E. Grant                                                   505,000
                                                                     -----------
                                                                     $10,198,173

Stockholders equity                                                  (4,698,173)
                                                                     $ 5,500,000

                                 Exhibit 3.6(e)
                                   (continued)


Metal Recovery Technologies Inc.
Balance Sheet as of 30th September 1998

ASSETS
          Cash                                                            38,528
          Due from MRI                                                 8,040,879
          Due from Zinc Recovery                                         345,048
                                                                     -----------
                                                                      $8,424,455
LIABILITIES
          Accounts payable                                               807,426
          Convertible loan                                             2,750,901
          Lawsuit settlement                                           2,375,000
                                                                       ---------
                                                                      5,9343,127

Stockholders equity                                                    2,491,328
                                                                      $8,424,455

                                 Schedule 3.7(b)



        Property Taxes due to Lake County, Indiana                      $262,000

                                 Schedule 3.7(e)



ZINC RECOVERY -- Oral one year lease from September 15, 1997 from Powerscourt Ltd. at $120,000 per annum regarding 415 East 151st Street East Chicago, Indiana.

                                 Schedule 3.7(j)


                                      None

                                  Schedule 3.9

                     COMPLETE LIST OF CREDITORS/CLAIMS/LIEN



METAL RECOVERY INDUSTRIES (US) INC



JUDGEMENTS

    Budget Maintenance                         10,062.22                 + costs
    Joseph Turner                              5,891.87                  + costs
    Konrad Electric                            3,288.38                  + costs
    Arctic Engineering                         20, 807.45                + costs
    Howard Industries                          67,044.19                 + costs
    Mary Wong                                  44,016.78                 + costs
    William Condon & Co. Ltd.                  34,501.57                 + costs
    Vannoort & Associates                      4,520.96                  + costs
    T & M Rentals                              9,290.24                  + costs
    Berry Company                              13,500.21                 + costs


UCC FILINGS

American National Bank                      (Negotiated Settlement for $20,000)
Plenbrick Ltd.                                       $3,000,000


STATE TAX LIENS

Indiana State Withholding                      $11,352.53
Personal Property Tax                          $4,000.00

                                  Schedule 3.9
                                   (continued)


METAL RECOVERY TECHNOLOGIES INC

JUDGEMENTS

Calumet Lumber                          $4,864.09                 + costs
Joseph Turner                           $5,891.87                 + costs
Arctic Engineering                      $20,803.45                + costs
Global Travel                           $65,597.99                + costs
Howard Industries                       $109,215.37               + costs
Berry Bearing                           $13,500.21                + costs
Cambridge-Lee Industries                $19,226.69                + costs

UCC FILINGS

Plenbrick Ltd.
Howard Industries
Alma Tractor
Stanley Smith Security, Inc.
Berry Bearing Company
Arctic Engineering
T&M Rentals, Inc.
Danville Bank

TAXES

Delaware Franchise Tax              $57,500

                                  Schedule 3.9
                                   (continued)


ZINC RECOVERY (EAST CHICAGO) INC


JUDGEMENTS

None


UCC FILINGS

Regent Trust Company S.A.
Plenbrick Ltd.

                                  Schedule 3.9
                                   (continued)

POWERSCOURT LTD


JUDGEMENTS

None

TAX LIENS

Real Estate Taxes              $262,000

                                Schedule 3.10(a)

See Schedule 3.29

Payroll Issues

For paychecks written or due up to and including November 6, 1998, representing pay periods through October 29, 1998 Zinc Recovery (East Chicago), Inc. has outstanding payroll and payroll tax liabilities:


         Direct Payroll                                          $     20,633.42

         Federal Taxes                                           $     36,799.83

         State Taxes                                             $      7,992.72

         Court Ordered Child
         Support Payments                                        $        735.00
                                                               -----------------


         TOTAL                                                   $     60,878.24


Contract Issues

The following is a list of vendors with whom Zinc Recovery (East Chicago), Inc. has entered into contracts along with a brief description of the current status of the contract-


Ristich Asphalt
                    Contracted to repave a pomon of the property. Contract price $37,369.85. Work complete. Paid $12,000, outstanding and past due $25,369.85

Norris
                    Scale Contracted to provide and install a truck scale on site. Contract Price $35,000. Down Payment of $10,000 made. Progress payments due September 1 ($10,000) and final payment due October 1, 1998 with installation during the month of September.

Aaron's
                    Equipment Contract for purchase of used equipment necessary for the project. Contract price $165,000. Down payment S25,000 made. Original contract called for full payment and removal of purchased equipment from Aaron's property by October 1, 1998. Terms extended to November 1, 1998.

Custom Steel Bldg.
                    Contracted to erect a steel building on site to house electrowinning operations. Contract price $171,000. Progress payments to be made based on stages of construction. Current status: building shell complete, pouring of concrete floor delayed until ZRI establishes locations for and pours concrete for equipment foundations. Progress payments currently due $111,000, balance due on completion and occupancy.

Clinton Power
                    Contracted to provide rectifying transformers for the electro-win process. In order to secure preferred pricing the contract is for the delivery of rectifiers capable of 10,000 KvA. This project will utilize 24 units with a total capacity of 2,000 KvA. The total cost of units for this project will be $388,541. Units for this project were to be purchased in four installments based on Clinton's production capabilities making the per installment cost $97,135. A down payment of $28,000 was made against the first installment with other progress payments due. These progress payments were not made on time. Owing to this fact Clinton is requiring full payment for the first installment and all future installments prior to initiating construction of the units. This makes the current due $69,135 and the total due for the balance of this project $360,541.

Conclusion:

                  Total contracts currently in place                   $795,910

                  Monies paid                                          $ 75,000

                  Due in total                                         $720,910


                  Past due or immediately due                          $355,504


Administrative Bills

                  The following is a list of current normal administrative bills due, or past due:

                  Insurance
                           Health                                     $ 2,529.70
                           General Liability                          $ 3,669.84
                  Utilities
                           NIPSCO
                                    Plant gas                         $ 2,057.66
                                    Plant elec.                       $   931.93
                                    Office gas/elec.                  $ 1,324.14
                           Phone
                                    Ameritech (local)                 $ 1,326.56
                                    PNG (long dist)                   $   586.88
                           Water
                                    East Chicago                      $    72.47
                                    Castlewood                        $   114.08
                           Garbage                                    $    70.53
                           ADT Security                               $   244.34
                  Leases
                           Danka (copy mach)                          $   483.66
                           Chase
                                    Truck                             $   749.07
                                    Car                               $   696.59
                  Freight
                           DHL (air parcel)                           $   207.10
                           R&L (trucking)                             $   238.28
                           Chgo Sub (trucking)                        $    27.00
                  Misc.
                           David Lade                                 $ 6,000.00
                           Van Dyne (uniform svc)                     $   639.17
                           Senniger Powers (Atty.)                    $ 1,855.21

                  Corporate                                           $45,000.00

                  Total                                               $68,824.21

                                  Schedule 3.11

                                      None

                                Schedule 3.12(a)

                                Schedule 3.13(i)





MRI                          Authority to do business in Indiana

MRT                          Authority to do business in Indiana

ZRI                          Low pressure boiler permit

                                Schedule 3.13(ii)



MRT                          Authority to do business in Indiana

MRI                          Authority to do business in Indiana

                               Schedule 3.13(iii)



MRT                  Authority to do business in Indiana

MRI                  Authority to do business in Indiana

                               Schedule 3.14(b)(i)

                                      None

                              Schedule 3.14(b)(ii)

See attached Department of Energy document.

                                Schedule 3.15(i)

                                      None

                                Schedule 3.15(ii)


The Company was subject to an industrial dispute in 1996 that resulted in a negotiated settlement.

                                Schedule 3.16(c)

                                      None

                                  Schedule 3.17

On 29 April 1998 all of the tangible and intangible assets of Metal Recovery Industries (US) Inc. (excluding the patent) were transferred to Zinc Recovery (East Chicago) Inc., a wholly owned subsidiary of Metal Recovery Technologies Inc. Zinc Recovery (East Chicago) Inc. was incorporated in Indiana on 31 March 1998.

                                  Exhibit 3.17


                          [10-K business Descriptions]

                                  Schedule 3.18

                                      None

                                  Schedule 3.19


                             Outstanding Litigation

See Schedule 3.9

MRT

Class Action lawsuits in Delaware and Texas

METAL RECOVERY INDUSTRIES (US) INC

Fisher Scientific seeking $3,400
Indiana Department of Revenue has pending action for $11,148.00 for back taxes.



                                  Schedule 3.20
            All insurance Provided by the Hartford Insurance Company

                               COMMERCIAL PROPERTY

------------------------------ ---------------------------------------------------- --------------------------------
COVERAGE                       LIMITS                                                   PREMIUM
------------------------------ ---------------------------------------------------- --------------------------------
------------------------------ ---------------------------------------------------- --------------------------------
Building                       Total limit:  $741,300
                               Deductible:  $1,000                                       $1,335
Per schedule                   Coinsurance:  80%
                               Valuation:  Replacement cost
------------------------------ ---------------------------------------------------- --------------------------------
------------------------------ ---------------------------------------------------- --------------------------------
Business personal property     Total limit:  $924,000
                               Deductible:  $1,000                                       $4,279
Per Schedule                   Coinsurance:  $80%
                               Valuation:  Replacement cost
------------------------------ ---------------------------------------------------- --------------------------------
------------------------------ ---------------------------------------------------- --------------------------------
Business Income                Total limit:  $1,080,000
                               Deductible:  12-hour waiting per.                         $1,426
Including Extra Expense        Coinsurance:  80%
                               Valuation:  Replacement cost
------------------------------ ---------------------------------------------------- --------------------------------
------------------------------ ---------------------------------------------------- --------------------------------
Boiler & Machinery             Total limit:  $1,000,000                                  $1,102
                               Coverage Form:
                               Comp. Syst. Brkdwn
                               Business Income Include?  Yes
                               Deductible:     $1,000 Direct DMG & 12 hour
                                               business income
------------------------------ ---------------------------------------------------- --------------------------------
------------------------------ ---------------------------------------------------- --------------------------------
Ordinance of Law               Bldg. No/Prem. No.:  All/All
                                        Coverage A                                      $   622
                               Coverage B:  117,000
                               Coverage C:  368,000
------------------------------ ---------------------------------------------------- --------------------------------
------------------------------ ---------------------------------------------------- --------------------------------
Off Premises Power             $500,000                                                 $   275
------------------------------ ---------------------------------------------------- --------------------------------
------------------------------ ---------------------------------------------------- --------------------------------
                               TOTAL PROPERTY PREMIUM                                    $9,039
------------------------------ ---------------------------------------------------- --------------------------------




                                  Schedule 3.20
                                   (Continued)

                                COMMERCIAL CRIME

------------------------------------- ----------------------------------------------------- -------------------------
COVERAGE                              LIMITS                                                    PREMIUM
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Fidelity Coverage                     $50,000                                                   $   592
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Computer Fraud Coverage               $10,000                                                   $   158
Form F
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Extortion Coverage                    $10,000                                                  $     21
Form G
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Depositor's Forgery                   $10,000                                                   $   123
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Robbery & Safe Burglary               $10,000                                                   $   357
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
                                      TOTAL FOR CRIME                                            $1,251
------------------------------------- ----------------------------------------------------- -------------------------





                                  Schedule 3.20
                                   (Continued)

                                 COMMERCIAL AUTO

------------------------------------- ----------------------------------------------------- -------------------------
COVERAGE                              LIMITS                                                    PREMIUM
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Automobile Liability                  $500,000 each accident                                    $ 1,172
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Automobile Medical Payments           $5,000     each insured                                 $      60
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Uninsured Motorist and Underinsured   $500,000 each accident                                   $    121
Motorist
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Comprehensive Physical Damage         Various                                                  $    218
(including hired at a $20,000 limit)
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Collision Physical Damage             Various                                                  $    343
(including hired at limit of
$20,000)
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Commercial Automobile Broad Form                                                               INCLUDED
Endorsement
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
                                      TOTAL ANNUAL PREMIUM                                       $1,914
------------------------------------- ----------------------------------------------------- -------------------------




                                  Schedule 3.20
                                   (continued)

                                GENERAL LIABILITY

------------------------------------- ----------------------------------------------------- -------------------------
COVERAGE                              LIMITS                                                    PREMIUM
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Premises/Operations Liability         $1,000, 000 each occurrence                             $     990
                                      $2,000,000 aggregate
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Personal and Advertising Injury       $1,000,000 each occurrence                               Included
Liability
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Fire Damage                           $300,000                                                 Included
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Medical Expense                       $10,000                                                  Included
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Products/Completed Operations         $1,000,000 each occurrence                                 $5,150
Liability
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Employment Practices                  $1,000,000 per claim                                       $2,500 Minimum
Liability Insurance                   $1,000,000 annual aggregate                                           Premium
                                      Declined by John Dewy 8/14/98
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Employee Benefits                     $1,000,000 per claim                                     $     84
                                      $2,000,000 annual aggregate
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
                                      TOTAL GENERAL LIABILITY                                    $6,224
                                      PREMIUM (without EPLI indication)
------------------------------------- ----------------------------------------------------- -------------------------





                                  Schedule 3.20
                                   (continued)

                              WORKERS' COMPENSATION

------------------------------------- ----------------------------------------------------- -------------------------
COVERAGE                              LIMITS                                                    PREMIUM
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Workers' Compensation                 Statutory                                                 $15,147
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Employers' Liability                  $500,000 bodily injury by accident - each accident       Included

                $500,000 bodily injury by disease - policy limit

                                      $500,000 bodily injury by disease - each employee
------------------------------------- ----------------------------------------------------- -------------------------





                                  Schedule 3.20
                                   (continued)

                            COMMERCIAL UMBRELLA QUOTE

------------------------------------- ----------------------------------------------------- -------------------------
COVERAGE                              LIMITS                                                    PREMIUM
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Umbrella Liability                    $5,000,000 each occurrence                                 $4,000
                                      $5,000,000 general aggregate
                    $5,000,000 products/completed operations
                 $5,000,000 bodily injury from disease aggregate
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
Self Insured Retention                $10,000 each occurrence                                    Not Applicable
------------------------------------- ----------------------------------------------------- -------------------------
------------------------------------- ----------------------------------------------------- -------------------------
                                      TOTAL UMBRELLA PREMIUM                                     $4,000
------------------------------------- ----------------------------------------------------- -------------------------


------------------------------------- -------------------------------------------------------------------------------
COVERAGE                              LIMITS
------------------------------------- -------------------------------------------------------------------------------
------------------------------------- -------------------------------------------------------------------------------
General Liability                     $1,000,000 each occurrence
                                      $2,000,000 general aggregate
                    $1,000,000 products/completed operations
                                      $2,000,000 aggregate
------------------------------------- -------------------------------------------------------------------------------
------------------------------------- -------------------------------------------------------------------------------
Automobile Liability                  $500,000 each accident
------------------------------------- -------------------------------------------------------------------------------
------------------------------------- -------------------------------------------------------------------------------
Employers' Liability                  $500,000 bodily injury from disease aggregate
------------------------------------- -------------------------------------------------------------------------------





                                  Schedule 3.20
                                   (continued)

                                 PREMIUM SUMMARY

-------------------- ---------------------------------- --------------------- --------------------- -------------------
POLICY #             TYPE OF CONTRACT                          LIMITS           EXPIRATION DATE        PREMIUMS
-------------------- ---------------------------------- --------------------- --------------------- -------------------
-------------------- ---------------------------------- --------------------- --------------------- -------------------
                     Property (including machinery &          $ 7,657                                  $  9,039
                     Equip.)
-------------------- ---------------------------------- --------------------- --------------------- -------------------
-------------------- ---------------------------------- --------------------- --------------------- -------------------
36 UUN PS2686        General Liability                        $18,607               8/31/99            $  6,224
-------------------- ---------------------------------- --------------------- --------------------- -------------------
-------------------- ---------------------------------- --------------------- --------------------- -------------------
36 UUN PS2686        Commercial Marine                         $ 270                8/31/99                  $0
                                                         *Declined by John
                                                            Dewy 8/14/97
-------------------- ---------------------------------- --------------------- --------------------- -------------------
-------------------- ---------------------------------- --------------------- --------------------- -------------------
36 UUN PS2686        Crime & Employee Dishonesty              $ 1,106               8/31/99            $  1,251
-------------------- ---------------------------------- --------------------- --------------------- -------------------
-------------------- ---------------------------------- --------------------- --------------------- -------------------
36 UUN PS2686        Commercial Automobile                    $ 2,770               8/31/99            $  1,914
-------------------- ---------------------------------- --------------------- --------------------- -------------------
-------------------- ---------------------------------- --------------------- --------------------- -------------------
                          PACKAGE SUBTOTAL                    $30,410                                   $18,428
-------------------- ---------------------------------- --------------------- --------------------- -------------------
-------------------- ---------------------------------- --------------------- --------------------- -------------------
36 WEBC 4368         Worker's Compensation                    $15,629               8/31/99             $15,147
-------------------- ---------------------------------- --------------------- --------------------- -------------------
-------------------- ---------------------------------- --------------------- --------------------- -------------------
36 RNUPU 3894        Commercial Umbrella                      $10,000               8/31/99            $  4,000*
                                                         *Declined by John
                                                            Dewy 8/14/97
-------------------- ---------------------------------- --------------------- --------------------- -------------------
-------------------- ---------------------------------- --------------------- --------------------- -------------------
                     Foreign Coverage                            $                                            $
                                                         *Declined by John
                                                            Dewy 8/14/97
-------------------- ---------------------------------- --------------------- --------------------- -------------------
-------------------- ---------------------------------- --------------------- --------------------- -------------------
                          TOTAL ACCOUNT PREMIUM               $56,039                                   $33,575

                     *EPLI and Umbrella quote
                     excluded from premium total
-------------------- ---------------------------------- --------------------- --------------------- -------------------





                                  Schedule 3.27


MRI:                         100% of capital stock held by MRT

ZRI:                         100% of capital stock held by MRT



                                  Schedule 3.28


MRI Creditors

AAA Valley Equipment                                                                82.95
Acn Scribe                                                                         346.50
Airborne Express                                                                   462.14
Alexander Chemical                                                               5,659.31
Allwaste                                                                           835.00
Ameritronic Industries                                                           4,387.50
American Recycling                                                                 198.00
Ameritech Cellular                                                                 829.65
Associated Box                                                                     161.00
Autocatalytic Sales                                                              2,704.19
B Hough                                                                          6,286.00
Bay Tech                                                                           486.90
Budget Maintenance                                                               1,319.52
Burns Security                                                                  16,395.14
Calumet Electric                                                                   832.16
Charles Kawin                                                                       50.00
Chicago Crane                                                                   10,963.56
Control Techniques                                                              14,487.27
Copy America                                                                       599.60
Corrosion Fluid                                                                  1,141.54
Dove Lighting                                                                      286.61
Dtech                                                                              915.00
EPI Quality Environmental                                                        1,070.00
ERM North Central                                                                1,190.00
Federal Value                                                                   11,123.37
Fisher Scientific                                                                3,400.67
Fitzpatrick Transport                                                            3,225.93
Franks Equipment                                                                   398.13
Freund Can Co.                                                                     193.58
Garman Custom Color                                                              1,947.75
Gateway                                                                             90.07
Gene Lauer                                                                       1,029.61
General Motors                                                                 377,110.43
Grainger                                                                         2,339.42
Greenwood Tool                                                                   1,526.00
Heritage                                                                           822.50
Hessville Cable                                                                    249.52
Holloway Meyers                                                                 10,347.00
HR Direct                                                                          163.23
IDC                                                                                453.72
Ikon                                                                             2,616.10
Ikon Office                                                                      1,587.60
Illiana Disposal                                                                   182.17
Imperial Crane                                                                     825.00
Indiana Dep't. of Revenue                                                          570.86
Industrial Kiln                                                                  1,446.64
Igenco Inc.                                                                      1,720.25
Jack Gray                                                                        1,268.02
Joseph Turner                                                                    5,891.87
Journeyman                                                                       1,037.21
Konrad Electric                                                                  3,288.38
Korte Bros.                                                                        109.40
Krooswyk Tracking                                                                2,047.50
KTM Sales                                                                        2,038.78
Lab Safety                                                                       1,188.51
Lake County Indiana                                                                711.04
Lindy's ACE Hardware                                                             3,529.54
Lucky Pennage                                                                   19,381.03
MAB Paints                                                                         175.30
Manpower Inc.                                                                    2,690.64
Master Garage                                                                       90.61
McMaster Carr                                                                    3,911.36
McCann Power                                                                       454.58
Meade Industrial                                                                   815.75
Merrill Corp.                                                                    6,258.41
Metal Bulletin                                                                   1,122.00
Metal Bulletin Inc.                                                                750.00
Metech                                                                           3,862.00
Mindermann Trucking                                                                314.50
North America van Lines                                                          7,042.83
OK Safety                                                                        1,101.04
Omega Engineering                                                                  895.55
Ozinga                                                                           3,083.50
Park Davidson                                                                   10,450.00
Patten                                                                           1,945.91
Payroll Taxes - State and Federal                                              150,634.21
Personal Property Tax - Indiana                                                  4,000.00
Peterson Bros.                                                                     495.88
Pinkerton Oil                                                                    8,683.07
Pitney Bowes                                                                       134.65
Pitney Bowes Purchase                                                              716.44
Planet Inc.                                                                        248.00
PNG                                                                                962.51
Poly Bond                                                                        1,548.75
Process Electronics                                                                110.00
Quality Construction                                                             2,084.50
Reporting Associates                                                               337.40
Revere Electric                                                                 12,035.50
S&M Building                                                                     1,582.85
S&M Building Management                                                            725.00
Sargent Electric                                                                   982.96
Security Life                                                                      356.54
Sigma Aldrich                                                                      801.32
Southeastern Medical                                                               210.00
SSOE Inc.                                                                      260,380.13
Store Transport                                                                  1,131.17
Superior Sanitation                                                                552.00
TCI Inc.                                                                            96.88
The Nolan Group                                                                  7,641.67
University of California                                                       182,854.00
Unlimited Graphix                                                                  459.25
Van Dywe Inc.                                                                    1,439.81
Nidimos Inc.                                                                     5,459.77
Wilson Rentals                                                                     652.68
NLRB (National Labor Relation Board)                                            30,000.00
Ace Hose & Rubber                                                                  371.28
Aga Gas                                                                          1,016.07
American National Bank                                                          20,000.00
Artic Engineering                                                               20,807.45
Ardillo Corp.                                                                    7,203.48
B & B Instruments                                                                  316.23
Barr Glove                                                                         455.60
Biotek                                                                             108.22
Budget Maintenance                                                              10,062.22
Butler Trucking                                                                  4,048.60
Cal Region Supply                                                                   83.06
Camadon Inc.                                                                        84.78
Cambridge Lee                                                                    2,144.70
Cares Inc.                                                                          62.22
CF Motorfreight                                                                    158.70
Chemsearch                                                                         535.47
Clark Maintenance                                                                   72.76
Colombia Pipe                                                                      148.29
Contractors Power                                                                  375.00
Conran Plumbing                                                                  3,849.48
Crowe Foundry                                                                    8,022.13
E J & E Inc.                                                                     2,880.00
E. McTigne                                                                       2,298.20
Emergency Medicine                                                                 182.00
Fargo                                                                            3,059.40
Glass Parts Tire                                                                   995.00
Howard Industries Inc.                                                          82,282.09
Konrad Electric                                                                    945.00
Larry Woolfe                                                                       180.00
Mack Pump                                                                        2,660.01
Mary Wong                                                                       15,000.00
Metron Steel                                                                        82.88
Mills Electric CO.                                                                 150.15
Mitsui                                                                           2,055.00
Monarch Steel                                                                      373.02
Nassan & Thompson                                                                   82.92
PBB                                                                              1,371.89
Quest                                                                              161.50
Ramada                                                                           1,396.77
Reliable Transportation                                                            455.00
S&S Repair                                                                         750.00
Sargent Electric                                                                21,285.70
Sprint                                                                           1,556.49
St. Catherines Hospital                                                            507.29
St. Margarets Hospital                                                             321.13
T&M Rentals                                                                      3,859.49
Target Rentals                                                                      64.83
Towne Airfreight                                                                   102.47
Vail Rubber                                                                      2,985.38
WR Scientific                                                                    2,894.87
Wells Lamonk                                                                       177.90
Wm. Condon                                                                      15,000.00
                                                                             1,590,086.96




                                  Schedule 3.28
                                   (continued)

                                ZRI CREDITOR LIST


CREDITOR                                                                     AMOUNT DUE
-------------------------------------------------------------------- ---------------------------
Aaron Equipment                                                               $135,000.00
Bearing Headquarters                                                            $1,000.00
Clinton Power                                                                  $69,135.00
Custom Steel Buildings                                                        $111,000.00
Journeyman                                                                      $1,403.41
Norris Scale                                                                   $10,000.00
Ristick Asphalt                                                                $24,552.00
Anthem                                                                          $5,256.69
R & L Carriers                                                                    $238.28
Dep't of Water Works                                                               $53.67
Nipsco                                                                          $2,057.27
Nipsco                                                                            $996.88
Van Dyne Crotty                                                                   $233.88
Nipsco                                                                            $931.93
Ameritech                                                                       $1,326.56
Png Communications                                                                $586.88
Castlewood                                                                        $114.08
Chase - Auto                                                                      $696.59
Chase - Auto                                                                      $749.07
Illiana Disposal & Waste                                                           $70.53
Danka                                                                             $239.76
DHL                                                                                $31.80
Indiana Dept. Of Revenue                                                          $546.91
Payroll Taxes                                                                  443,789.00
Powerscourt Ltd. (Lease)                                                       130,000.00
                                                                               ----------
                                                              TOTAL           $940,010.19


                                  Schedule 3.28
                                   (continued)

MRT Creditors
Abrahamson Read                                                                 20,000.00
Berry Bearing                                                                   13,500.21
Calumet Lumber                                                                   4,864.09
Joseph Turner                                                                    5,891.87
Arctic Engineering                                                              20,803.45
Howard industries                                                              109,215.37
Global Travel                                                                   65,597.99
Cambridge-Lee Industries                                                        19,226.69
Plenbrick Ltd.                                                               3,000,000.00
Stanley Smith Security, Inc,                                                     5,000.00
Crowe & Dunlevy                                                                 10,158.41
Delaware franchise Taxes                                                        60,000.00
Dorman Jeffrey                                                                  22,070.77
Franchise Tax - State of Delaware                                               57,500.00
Global Travel                                                                   21,940.02
Grossclose                                                                       2,350.00
Liddell Sapp                                                                    55,916.55
F. Raghzzio, Esq.                                                                6,393.00
Richards Layton & Finger                                                        80,386.75
Scott Spooner                                                                    8,377.00
Summit Shipping                                                                  4,441.23
The Times                                                                        1,652.04
Real Estate Taxes                                           Property Lien      250,000.00
Mikinda Cottrell                                                                10,000.00
Class Action lawsuit                                                           175,000.00
American National Bank                                                          20,000.00
Salaries                                                                        14,000.00
Mannlink Travel                                                                  8,000.00
                                                                            -------------
                                                                             4,072,285.44



                                  Schedule 3.29

Immediate requirements are as follows:

                  Past payroll including taxes                      $     72,994
                  Owed Vendors                                      $    354,672
                  Local business expenses                           $     35,402
                  Corporate                                         $     45,000
                                                                    ------------

Total                                                               $    508,068

From the accompanying spreadsheet

The original project budget                                         $  2,687,265

Less spent to date

         This figure includes the  $485,206
         Sited above                                                $    832,260
                                                                     -----------

Balance needed to complete project                                  $  1,855,005


Forward Cash Flow

Cash requirements for the weeks of November 9 and November 16, 1998 will be as follows:

                  Total labor (including taxes)              $ 8,500 per week

                  Administrative expenses                    $10,000 total

                  New contracts                              $55,000 approximate

                  Direct local construction costs            $35,000 approximate

Total                                                       $117,000 approximate

Summary

         The immediate financial requirement to reinitiate the project at East Chicago is:

                                                                       $508,068

                                 Schedule 4.2(b)

                                      None

                                  Schedule 4.4


ZINC RECOVERY              [$17,089]